UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3614
Rochester Fund Municipals
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Arthur S. Gabinet
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: December 31
Date of reporting period: 12/30/2011

Item 1. Reports to Stockholders.

December 31, 2011

Rochester Fund Municipals

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®
The Right Way to Invest

December 31, 2011
M A N A G E M E N T C O M M E N TA R Y
An Interview with Your Fund’s Portfolio Managers
A N N U A L R E P O RT
Listing of Top Holdings Fund Performance Discussion Financial Statements
“If you’re looking for guidance about current market conditions and fixed-income strategies, it seems likely that portfolio managers with a long and focused track record in municipal bond investing would have sharper insights than any new media personality.”
Dan Loughran, Senior Vice President, Senior Portfolio Manager and Team Leader, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS
Top Ten Categories

Tobacco-Master Settlement Agreement	18.4%
Sales Tax Revenue	9.3
Electric Utilities	6.6
Airlines	6.4
Marine/Aviation Facilities	6.2
General Obligation	5.4
Highways/Commuter Facilities	5.4
Hospital/Healthcare	4.8
Municipal Leases	4.0
Higher Education	3.9
Portfolio holdings are subject to change. Percentages are as of December 30, 2011, and are based on total assets.
Credit Allocation

Credit Rating Breakdown	NRSRO Only Total
AAA	1.1%
AA	27.8
A	8.7
BBB	33.5
BB or lower	8.9
Unrated	20.0

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of December 30, 2011, and are subject to change. All securities except for those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. Unrated securities do not necessarily indicate low credit quality.
For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Securities not rated by an NRSRO may or may not be equivalent of investment grade. For further details, please consult the Fund’s prospectus or Statement of Additional Information.
10 | ROCHESTER FUND MUNICIPALS

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during the reporting period ended December 30, 2011, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.1
Management Discussion of Fund Performance. In a 12-month period characterized by challenging conditions and low new issuance at the outset and a very strong rally at the end, the Class A shares of Rochester Fund Municipals produced an annual total return of 11.50% at net asset value (6.21% with sales charge), with tax-free income providing nearly two-thirds of the total return.
     Rochester Fund Municipals distributed $1.034 per Class A share during this reporting period, including a small amount of taxable income; the Fund’s distributions may have increased an investor’s exposure to AMT, for investors subject to that tax.
     The charts on pages 15 to 18 show the Fund’s performance. We encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income, and we believe that this Fund’s investments offer structural advantages over the long term.
     Securities of the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 32.2% of the Fund’s net assets at the end of this reporting period. Most of the Fund’s investments in the securities issued by Puerto Rico issuers are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.
     During this reporting period, the market continued to react favorably to the fiscal improvements that have been championed by first-term governor Luis Fortuño. His administration has proposed another deficit budget for the next fiscal year, beginning July 1, 2012, but has lowered the size of the deficit relative to spending considerably in recent years. Puerto Rico’s ability to access the credit markets was evident in June, when it issued its first new-money general obligation bonds in nearly 3 years. Late in the year, the Commonwealth was able to borrow more than $1 billion. The muni market has also reacted well to the new leadership at the Commonwealth’s financing arm, the Government Development Bank (GDB). Juan Carlos Batlle became the GDB’s president in March and José Otero-Freiria became the GDB’s debt-financing chief. The Commonwealth, its agencies and the GDB retained their investment-grade ratings from Standard & Poor’s, Fitch Ratings and Moody’s Investor Service this reporting period.

1.	December 30, 2011, was the last business (trading) day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.
11 | ROCHESTER FUND MUNICIPALS

FUND PERFORMANCE DISCUSSION
     This reporting period, the Fund remained invested in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. At the end of this reporting period, MSA-backed tobacco bonds accounted for 18.4% of the Fund’s total assets and comprised the Fund’s largest industry sector.2
     As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Our long-term view of the sector remains bullish and, given attractive valuations, we will likely continue to hold a greater percentage of tobacco bond in our portfolios than our peers. We are confident that this sector will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors. In this reporting period, tobacco bonds contributed positively to the Fund’s performance.
     As of December 30, 2011, the Fund’s holdings in the sales tax revenue sector represented 9.3% of the Fund’s total assets. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience as well as the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances. This sector contributed positively to the Fund’s total return this reporting period.
     The Fund continued to be invested in the electric utilities sector, constituting 6.6% of the Fund’s total assets at the end of this reporting period. Our holdings in this sector consist of securities in the mid-range of the credit spectrum. The overall fundamentals in this sector also remained stable this reporting period, contributing to positive results.
     The Fund’s airline holdings represented 6.4% of total assets as of December 30, 2011. Many of the Fund’s holdings are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance and, as a result, these bonds offer investors valuable collateral. In late November 2011, AMR Corporation, the

2.	Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
12 | ROCHESTER FUND MUNICIPALS

parent company of American Airlines, filed for bankruptcy protection. As a result, prices of AMR’s equity and bond offerings declined. American Airlines’ debt obligations have varied structures. We anticipate that many of these obligations will be maintained through the bankruptcy period, and many of them will either be restructured or resolved at prices that are currently reflected by the market and already incorporated into the Fund’s net asset values. Investors should also know that we would not expect this bankruptcy to be resolved in the short term. These proceedings—as exemplified by past filings, most notably Northwest Airlines in 2005—can take 2 years or more to be fully resolved. The news developments related to AMR caused this sector to be a detractor from performance in this reporting period.
     Rochester Fund Municipals was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that, like some airline sector securities, are backed by the valuable collateral of the terminals, maintenance facilities and other on-site projects whose construction they finance. At the end of the reporting period, 6.2% of the Fund’s total assets were invested in the marine/aviation facilities sector, which contributed positively to the Fund’s total return.
     General obligation debt, which is backed by the full faith and taxing authority of the state and local governments, constituted 5.4% of the Fund’s total assets as of December 30, 2011. While many municipalities faced budget challenges this reporting period, New York State officials consistently safeguarded the debt service payments on the state’s general obligation bonds. This sector also contributed positively to the Fund’s total return this reporting period.
     As of December 30, 2011, the hospital/health care sector represented 4.8% of the Fund’s total assets. Our holdings in this sector consist of securities across the credit spectrum. The sector remained in the news this reporting period as politicians, lobbyists, activists and others argued about the viability of the Affordable Care Act of 2010; the debates have not changed our perspective that our disciplined, security-specific approach to credit research can uncover many potentially advantageous opportunities for the Fund in this and other sectors. The hospital/health care sector was a positive contributor to performance this reporting period.
13 | ROCHESTER FUND MUNICIPALS

FUND PERFORMANCE DISCUSSION
     During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, inverse floaters provided attractive levels of tax-free income and contributed favorably to the Fund’s total return. This outcome illustrates why we continue to believe that inverse floaters belong in our fund portfolios.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 30, 2011. Performance is measured over a 10-fiscal-year period for all Classes. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of that of the Barclays Capital Municipal Bond Index and the Consumer Price Index. The Barclays Capital Municipal Bond Index is an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the performance of the general municipal bond market. The Consumer Price Index is a non-securities index that measures changes in the inflation rate. Performance of the securities index includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.
14 | ROCHESTER FUND MUNICIPALS

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 19 for further information.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
15 | ROCHESTER FUND MUNICIPALS

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | ROCHESTER FUND MUNICIPALS

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 19 for further information.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
17 | ROCHESTER FUND MUNICIPALS

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 19 for further information.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
18 | ROCHESTER FUND MUNICIPALS

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
This annual report must be preceded or accompanied by the current prospectus of Rochester Fund Municipals. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 5/15/86. Unless otherwise noted, the Class A returns includes the maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 3/17/97. Unless otherwise noted, the Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 3/17/97. Unless otherwise noted, the Class C returns include the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 4/28/00. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
19 | ROCHESTER FUND MUNICIPALS

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
20 | ROCHESTER FUND MUNICIPALS

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2011	December 30, 2011	December 30, 2011
Class A	$1,000.00	$1,069.70	$4.68
Class B	1,000.00	1,064.00	9.67
Class C	1,000.00	1,064.50	9.20
Class Y	1,000.00	1,070.40	3.95

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,020.56	4.57
Class B	1,000.00	1,015.74	9.44
Class C	1,000.00	1,016.19	8.99
Class Y	1,000.00	1,021.26	3.86
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended December 30, 2011 are as follows:

Class	Expense Ratios
Class A	0.90%
Class B	1.86
Class C	1.77
Class Y	0.76
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
21 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS December 30, 2011*

Principal
Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—112.5%
New York—78.1%
$1,035,000	Albany County, NY IDA (Albany College of Pharmacy)[1]	5.375%		12/01/2024	$1,055,224
1,700,000	Albany County, NY IDA (Albany College of Pharmacy)[1]	5.625		12/01/2034	1,716,966
605,000	Albany County, NY IDA (Wildwood Programs)[1]	4.900		07/01/2021	541,687
1,525,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.375		07/01/2026	1,586,564
1,315,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.625		07/01/2031	1,364,470
3,670,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.875		07/01/2041	3,837,095
1,420,000	Albany, NY Hsg. Authority (Lark Drive)[1]	5.500		12/01/2028	1,427,895
80,000	Albany, NY IDA (Albany Municipal Golf Course Clubhouse)[1]	7.500		05/01/2012	80,951
725,000	Albany, NY IDA (Albany Rehabilitation)[1]	8.375		06/01/2023	725,370
3,125,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2027	2,823,969
1,350,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2032	1,171,463
900,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2037	752,976
7,005,000	Albany, NY IDA (Charitable Leadership)	5.750		07/01/2026	4,158,098
900,000	Albany, NY IDA (New Covenant Charter School)[2]	7.000		05/01/2025	207,018
1,080,000	Albany, NY IDA (Sage Colleges)[1]	5.250		04/01/2019	1,034,046
1,760,000	Albany, NY IDA (Sage Colleges)[1]	5.300		04/01/2029	1,510,010
1,770,000	Albany, NY Parking Authority	7.052	[3]	11/01/2017	1,367,024
650,000	Amherst, NY IDA (Asbury Pointe)[1]	5.800		02/01/2015	649,981
45,000	Amherst, NY IDA (Asbury Pointe)[1]	6.000		02/01/2023	42,192
3,000,000	Amherst, NY IDA (Asbury Pointe)[1]	6.000		02/01/2029	2,666,880
5,380,000	Amherst, NY IDA (Beechwood Health Care Center)[1]	5.200		01/01/2040	4,378,459
50,000	Amherst, NY IDA (UBF Faculty-Student Hsg. Corp.)[1]	5.250		08/01/2031	50,032
770,000	Blauvelt, NY Volunteer Fire Company[1]	6.250		10/15/2017	764,394
2,735,000	Brookhaven, NY IDA (Enecon Corp.)[1]	6.300		11/01/2033	2,514,915
1,975,000	Brookhaven, NY IDA (Stony Brook Foundation)[1]	6.500		11/01/2020	1,996,646
95,000	Broome County, NY IDA (University Plaza)[1]	5.000		08/01/2025	83,911
3,030,000	Broome County, NY IDA (University Plaza)[1]	5.000		08/01/2036	2,403,941
1,000,000	Broome County, NY IDA (University Plaza)[1]	5.100		08/01/2030	846,340
1,250,000	Broome County, NY IDA (University Plaza)[1]	5.100		08/01/2036	1,006,650
3,000,000	Broome County, NY IDA (University Plaza)[1]	5.200		08/01/2030	2,571,000
4,450,000	Broome County, NY IDA (University Plaza)[1]	5.200		08/01/2036	3,636,807
1,770,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.375		10/01/2041	1,874,342
870,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	6.000		10/01/2031	987,902
3,000,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)[1]	5.750		11/01/2030	2,780,280
915,000	Canton, NY Human Services Initiatives[1]	5.700		09/01/2024	922,732
1,155,000	Canton, NY Human Services Initiatives[1]	5.750		09/01/2032	1,154,896
1,000,000	Canton, NY Resource Corp. Student Hsg. Facility (Grasse River-SUNY Canton)[1]	5.000		05/01/2040	1,008,410
22 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
New York Continued
$1,000,000	Canton, NY Resource Corp. Student Hsg. Facility (Grasse River-SUNY Canton)[1]	5.000%		05/01/2045	$1,007,050
1,230,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.450		09/15/2019	1,230,480
8,990,000	Cayuga County, NY COP (Auburn Memorial Hospital)[1]	6.000		01/01/2021	8,997,552
95,000	Chautauqua, NY Utility District[1]	5.000		06/01/2023	101,964
105,000	Chautauqua, NY Utility District[1]	5.000		06/01/2025	111,328
930,000	Chemung County, NY IDA (Hathorn Redevel. Company)[1]	4.850		07/01/2023	955,789
1,515,000	Chemung County, NY IDA (Hathorn Redevel. Company)[1]	5.000		07/01/2033	1,529,711
300,000	Clifton Springs, NY Hospital & Clinic[1]	7.650		01/01/2012	300,003
1,885,000	Clifton Springs, NY Hospital & Clinic[1]	8.000		01/01/2020	1,885,452
35,000	Cohoes, NY GO	6.200		03/15/2012	35,145
25,000	Cohoes, NY GO	6.200		03/15/2013	25,099
25,000	Cohoes, NY GO1	6.250		03/15/2014	25,097
25,000	Cohoes, NY GO1	6.250		03/15/2015	25,093
25,000	Cohoes, NY GO1	6.250		03/15/2016	25,089
710,000	Columbia County, NY IDA (Berkshire Farms)[1]	7.500		12/30/2014	681,131
3,300,000	Corinth, NY IDA (International Paper Company)[1]	5.750		02/01/2022	3,335,211
5,370,000	Cortland County, NY IDA (Cortland Memorial Hospital)[1]	5.250		07/01/2032	4,925,149
7,000,000	Dutchess County, NY IDA (Bard College)[1]	5.000		08/01/2046	7,035,210
2,200,000	Dutchess County, NY IDA (Elant Fishkill)[1]	5.250		01/01/2037	1,671,780
800,000	Dutchess County, NY IDA (St. Francis Hospital)[1]	7.500		03/01/2029	800,384
3,250,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[1]	6.000		10/01/2030	3,277,138
650,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)[1]	5.750		07/01/2040	676,806
1,000,000	Dutchess County, NY Water & Wastewater Authority	5.400	[3]	06/01/2027	543,390
3,055,000	East Rochester, NY Hsg. Authority (Episcopal Senior Hsg.)[1]	7.750		10/01/2032	2,986,751
1,355,000	East Rochester, NY Hsg. Authority (Gates Senior Hsg.)[1]	6.125		04/20/2043	1,397,994
2,280,000	East Rochester, NY Hsg. Authority (Jefferson Park Apartments)[1]	6.750		03/01/2030	2,279,795
1,700,000	East Rochester, NY Hsg. Authority (Woodland Village)[1]	5.500		08/01/2033	1,449,913
3,060,000	Elmira, NY Hsg. Authority (Eastgate Apartments)[1]	6.250		06/01/2044	2,642,585
1,385,000	Erie County, NY IDA (Air Cargo)[1]	8.500		10/01/2015	1,386,967
1,735,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2030	1,936,139
1,465,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2031	1,623,894
865,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2032	953,818
7,000,000	Erie County, NY IDA (Charter School Applied Tech)[1]	6.875		06/01/2035	7,110,460
1,960,000	Erie County, NY IDA (DePaul Properties)[1]	5.750		09/01/2028	1,809,629
1,850,000	Erie County, NY IDA (DePaul Properties)[1]	6.500		09/01/2018	1,863,690
1,720,000	Erie County, NY IDA (Global Concepts Charter School)[1]	6.250		10/01/2037	1,574,436
11,310,000	Erie County, NY IDA (Medaille College)[1]	7.625		04/01/2035	11,895,858
23 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
New York Continued
$9,900,000	Erie County, NY IDA (Orchard Park CCRC)	6.000%		11/15/2026	$8,925,345
6,860,000	Erie County, NY IDA (Orchard Park CCRC)	6.000		11/15/2036	5,760,822
1,415,000	Erie County, NY IDA (The Episcopal Church Home)[1]	6.000		02/01/2028	1,414,915
25,330,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2038	18,700,379
72,595,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2045	51,698,529
93,000,000	Erie County, NY Tobacco Asset Securitization Corp.	6.140	[3]	06/01/2047	3,050,400
135,450,000	Erie County, NY Tobacco Asset Securitization Corp.	6.488	[3]	06/01/2050	3,035,435
194,300,000	Erie County, NY Tobacco Asset Securitization Corp.	7.196	[3]	06/01/2055	1,620,462
1,024,000,000	Erie County, NY Tobacco Asset Securitization Corp.	7.650	[3]	06/01/2060	4,915,200
1,410,000	Essex County, NY IDA (International Paper Company)[1]	4.600		03/01/2027	1,293,421
2,300,000	Essex County, NY IDA (International Paper Company)[1]	6.450		11/15/2023	2,302,599
1,500,000	Essex County, NY IDA (International Paper Company)[1]	6.625		09/01/2032	1,606,395
975,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.000		06/01/2020	1,036,045
320,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.000		06/01/2020	340,035
1,235,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	1,288,908
410,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	427,897
1,100,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.300		06/01/2035	1,120,757
1,850,000	Essex County, NY IDA Solid Waste Disposal (International Paper Company)[1]	5.500		08/15/2022	1,850,426
1,625,000	Essex County, NY IDA Solid Waste Disposal (International Paper Company)[1]	5.500		10/01/2026	1,626,804
5,680,000	Franklin County, NY IDA (Adirondack Medical Center)[1]	5.500		12/01/2029	5,681,647
900,000	Franklin County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	939,285
1,250,000	Geneva, NY IDA (Hobart & William Smith Colleges)[1]	5.375		02/01/2033	1,292,350
100,000	Glens Falls, NY GO1	6.000		02/01/2040	111,706
1,020,000	Green Island, NY Power Authority[1]	5.125		12/15/2024	1,048,254
2,045,000	Green Island, NY Power Authority[1]	6.000		12/15/2020	2,085,000
1,695,000	Green Island, NY Power Authority[1]	6.000		12/15/2025	1,716,798
55,000	Hempstead, NY IDA (Dentaco Corp.)[1]	7.250		11/01/2012	54,859
1,270,000	Hempstead, NY IDA (Dentaco Corp.)[1]	8.250		11/01/2025	1,270,064
25,260,000	Hempstead, NY IDA (Lynbrook Facilities)[1]	6.500		11/01/2042	19,023,559
3,665,000	Hempstead, NY IDA (Peninsula Counseling Center)[1]	6.500		11/01/2038	3,270,536
5,425,000	Hempstead, NY IDA (South Shore Y JCC)[1]	6.750		11/01/2024	4,948,956
835,000	Herkimer County, NY IDA (Folts Adult Home)[1]	5.500		03/20/2040	891,371
1,000,000	Herkimer County, NY IDA (Herkimer County College Foundation)[1]	6.250		08/01/2034	1,007,410
24 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
New York Continued
$1,150,000	Herkimer County, NY IDA (Herkimer County College Foundation)[1]	6.400%	11/01/2020	$1,162,846
2,000,000	Herkimer County, NY IDA (Herkimer County College Foundation)[1]	6.500	11/01/2030	2,013,500
69,340,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000	02/15/2047	69,662,431
38,120,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000	02/15/2047	38,297,258
34,400,000	Hudson Yards, NY Infrastructure Corp.[1]	5.750	02/15/2047	37,278,936
120,000	Huntington, NY Hsg. Authority (GJSR)[1]	5.875	05/01/2019	120,019
840,000	Huntington, NY Hsg. Authority (GJSR)[1]	6.000	05/01/2029	811,331
8,500,000	Huntington, NY Hsg. Authority (GJSR)[1]	6.000	05/01/2039	7,918,090
635,000	Islip, NY IDA (Leeway School)[1]	9.000	08/01/2021	636,207
9,695,000	Islip, NY IDA (United Cerebral Palsy Assoc.)[1]	6.250	12/01/2031	8,709,794
1,125,000	Islip, NY IDA (United Cerebral Palsy Assoc.)[1]	6.250	12/01/2031	1,010,678
3,400,000	L.I., NY Power Authority, Series A1	5.000	05/01/2036	3,633,852
21,000,000	L.I., NY Power Authority, Series A1	5.000	05/01/2038	22,160,670
4,875,000	L.I., NY Power Authority, Series A1	5.125	09/01/2029	4,888,358
60,000	L.I., NY Power Authority, Series A1	5.125	09/01/2029	60,164
7,000,000	L.I., NY Power Authority, Series A1	5.750	04/01/2039	7,822,500
1,900,000	L.I., NY Power Authority, Series B1	5.750	04/01/2033	2,141,167
5,300,000	Madison County, NY IDA (Commons II Student Hsg.)[1]	5.000	06/01/2040	5,045,229
850,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2028	836,876
1,100,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2032	1,057,760
1,320,000	Madison County, NY IDA (Oneida Healthcare Center)[1]	5.300	02/01/2021	1,327,432
5,500,000	Madison County, NY IDA (Oneida Healthcare Center)[1]	5.350	02/01/2031	5,201,130
570,000	Middletown, NY IDA (Flanagan Design & Display)[2]	7.500	11/01/2018	495,974
1,065,000	Middletown, NY IDA (YMCA)[1]	7.000	11/01/2019	1,065,341
50,000	Monroe County, NY IDA (Cloverwood Senior Living)[1]	6.750	05/01/2023	49,257
165,000	Monroe County, NY IDA (Cloverwood Senior Living)[1]	6.875	05/01/2033	178,471
860,000	Monroe County, NY IDA (Cloverwood Senior Living)[1]	6.875	05/01/2033	832,557
3,760,000	Monroe County, NY IDA (DePaul Community Facilities)[1]	5.875	02/01/2028	3,523,872
2,450,000	Monroe County, NY IDA (Parma Senior Hsg. Assoc.)[1]	6.500	12/01/2042	2,272,449
2,980,000	Monroe County, NY IDA (Rochester Institute of Technology)[1]	5.375	04/01/2029	2,893,342
1,750,000	Monroe County, NY IDA (St. John Fisher College)[1]	5.250	06/01/2026	1,760,850
3,210,000	Monroe County, NY IDA (St. John Fisher College)[1]	5.375	06/01/2024	3,220,368
2,175,000	Monroe County, NY IDA (Summit at Brighton)[1]	5.375	07/01/2032	1,474,824
3,660,000	Monroe County, NY IDA (Summit at Brighton)[1]	5.500	07/01/2027	2,713,451
600,000	Monroe County, NY IDA (Volunteers of America)[1]	5.700	08/01/2018	572,568
2,765,000	Monroe County, NY IDA (Volunteers of America)[1]	5.750	08/01/2028	2,482,500
25 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
New York Continued
$850,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000%		10/01/2026	$889,687
500,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.250		10/01/2031	518,705
1,825,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.500		10/01/2041	1,905,355
850,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.625		06/01/2026	899,963
1,495,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2034	1,585,388
15,000,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[1]	5.750		08/15/2035	17,368,650
650,000,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.701	[3]	06/01/2061	2,795,000
580,000	Monroe, NY Newpower Corp[1]	5.625		01/01/2026	582,935
2,265,000	Monroe, NY Newpower Corp.[1]	5.500		01/01/2034	2,160,063
600,000	Mount Vernon, NY IDA (Kings Court)[1]	5.200		12/01/2033	608,994
2,065,000	Mount Vernon, NY IDA (Meadowview)[1]	6.150		06/01/2019	2,045,527
2,600,000	Mount Vernon, NY IDA (Meadowview)[1]	6.200		06/01/2029	2,439,450
802,824	Municipal Assistance Corp. for Troy, NY	5.733	[3]	07/15/2021	595,302
1,218,573	Municipal Assistance Corp. for Troy, NY	5.741	[3]	01/15/2022	874,801
660,000	Nassau County, NY IDA (ACDS)[1]	5.950		11/01/2022	613,034
365,000	Nassau County, NY IDA (ALIA-ACDS)[1]	7.500		06/01/2015	367,186
2,600,000	Nassau County, NY IDA (ALIA-ACLD)[1]	6.250		09/01/2022	2,475,304
145,000	Nassau County, NY IDA (ALIA-ACLD)[1]	7.125		06/01/2017	146,756
180,000	Nassau County, NY IDA (ALIA-ACLD)[1]	7.500		06/01/2015	181,078
3,185,000	Nassau County, NY IDA (ALIA-CSMR)[1]	7.000		11/01/2016	3,217,328
2,120,000	Nassau County, NY IDA (ALIA-CSMR)[1]	7.125		06/01/2017	2,145,673
915,000	Nassau County, NY IDA (ALIA-CSMR)[1]	7.500		06/01/2015	920,481
40,000	Nassau County, NY IDA (ALIA-FREE)[1]	7.125		06/01/2012	40,222
1,125,000	Nassau County, NY IDA (ALIA-FREE)[1]	7.500		06/01/2015	1,131,739
4,030,000	Nassau County, NY IDA (ALIA-FREE)[1]	8.150		06/01/2030	4,048,820
5,960,000	Nassau County, NY IDA (ALIA-FREE)[1]	8.250		06/01/2032	6,046,301
565,000	Nassau County, NY IDA (ALIA-HH)[1]	7.125		06/01/2017	571,842
435,000	Nassau County, NY IDA (ALIA-HHS)[1]	7.125		06/01/2017	440,268
90,000	Nassau County, NY IDA (ALIA-LVH)[1]	7.500		06/01/2015	90,539
7,765,000	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.700		01/01/2043	5,984,330
270,000	Nassau County, NY IDA (CNGCS)[1]	7.500		06/01/2015	271,617
2,245,000	Nassau County, NY IDA (CNGCS)[1]	8.150		06/01/2030	2,255,484
4,735,000	Nassau County, NY IDA (CSMR)[1]	5.950		11/01/2022	4,398,057
600,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)[1]	5.950		11/01/2022	557,304
1,660,000	Nassau County, NY IDA (Hispanic Counseling Center)[1]	6.500		11/01/2037	1,483,708
26 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
New York Continued
$3,150,000	Nassau County, NY IDA (Keyspan-Glenwood Energy Center)[1]	5.250%		06/01/2027	$3,207,834
600,000	Nassau County, NY IDA (Life’s WORCA)[1]	5.950		11/01/2022	557,304
3,470,000	Nassau County, NY IDA (Little Village School)[1]	7.500		12/01/2031	3,496,511
3,535,000	Nassau County, NY IDA (New York Water Service Corp.)[1]	5.000		12/01/2035	3,539,207
2,020,000	Nassau County, NY IDA (North Shore CFGA)[1]	6.750		05/01/2024	1,986,165
1,150,000	Nassau County, NY IDA (PLUS Group Home)[1]	6.150		11/01/2022	1,085,451
990,000	Nassau County, NY IDA (United Cerebral Palsy)[1]	6.250		11/01/2014	989,871
645,000	Nassau County, NY IDA (United Veteran’s Beacon House)[1]	6.500		11/01/2037	576,501
565,000	Nassau County, NY IDA, Series A-A1	6.000		07/02/2021	532,716
6,200,000	Nassau County, NY IDA, Series A-B1	6.000		07/01/2021	5,845,732
610,000	Nassau County, NY IDA, Series A-C1	6.000		07/01/2021	575,145
680,000	Nassau County, NY IDA, Series A-D1	6.000		07/01/2021	641,145
122,875,000	Nassau County, NY Tobacco Settlement Corp.[1]	5.125		06/01/2046	77,362,100
9,000,000	Nassau County, NY Tobacco Settlement Corp.[1]	5.250		06/01/2026	8,038,260
20,000,000	Nassau County, NY Tobacco Settlement Corp.	5.820	[3]	06/01/2046	692,200
105,975,000	Nassau County, NY Tobacco Settlement Corp.	6.221	[3]	06/01/2046	3,292,643
1,055,215,000	Nassau County, NY Tobacco Settlement Corp.	6.537	[3]	06/01/2060	6,341,842
40,000,000	Nassau County, NY Tobacco Settlement Corp.	7.351	[3]	06/01/2060	192,000
22,780,000	Nassau County, NY Tobacco Settlement Corp. (TASC)[1]	5.000		06/01/2035	16,889,320
3,670,000	New Rochelle, NY IDA (Soundview Apartments)[1]	5.375		04/01/2036	3,739,767
2,500,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	2,472,300
1,500,000	Niagara County, NY IDA (Niagara University)[1]	5.350		11/01/2023	1,515,420
20,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	5.750		05/15/2022	19,441
1,480,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2034	1,369,414
6,295,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2040	5,704,907
125,000	Niagara Falls, NY Public Water Authority[1]	5.500		07/15/2034	128,533
355,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.000		04/01/2028	331,357
2,025,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.625		04/01/2029	1,992,337
2,660,000	North Tonawanda, NY HDC (Bishop Gibbons Associates)[1]	7.375		12/15/2021	3,311,248
6,750,000	NY Counties Tobacco Trust I1	6.250		06/01/2028	6,478,988
6,235,000	NY Counties Tobacco Trust I1	6.500		06/01/2035	5,908,910
19,230,000	NY Counties Tobacco Trust I1	6.625		06/01/2042	18,256,193
29,840,000	NY Counties Tobacco Trust II (TASC)[1]	5.625		06/01/2035	24,197,256
53,880,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	41,630,382
245,000	NY Counties Tobacco Trust III[1]	6.000		06/01/2043	213,182
7,000,000	NY Counties Tobacco Trust IV1	5.000		06/01/2038	5,040,210
131,335,000	NY Counties Tobacco Trust IV	5.920	[3]	06/01/2050	2,943,217
27 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
New York Continued
$304,690,000	NY Counties Tobacco Trust IV	6.395%[3]		06/01/2055	$4,165,112
608,700,000	NY Counties Tobacco Trust IV	6.816	[3]	06/01/2060	2,921,760
52,535,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2042	35,490,019
38,275,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2045	24,339,073
82,500,000	NY Counties Tobacco Trust IV (TASC)[1]	6.250		06/01/2041	82,693,050
236,140,000	NY Counties Tobacco Trust V	6.070	[3]	06/01/2038	17,861,630
598,653,613	NY Counties Tobacco Trust V	6.210	[3]	06/01/2050	14,804,704
643,195,000	NY Counties Tobacco Trust V	6.850	[3]	06/01/2055	6,560,589
3,845,000,000	NY Counties Tobacco Trust V	7.846	[3]	06/01/2060	18,456,000
15,000,000	NY Liberty Devel. Corp. (Bank of America Tower)[4]	5.125		01/15/2044	15,286,650
62,345,000	NY Liberty Devel. Corp. (Bank of America Tower)[4]	5.625		01/15/2046	65,805,113
8,775,000	NY Liberty Devel. Corp. (Goldman Sachs Headquarters)[5]	5.250		10/01/2035	9,033,950
2,199,995	NY Liberty Devel. Corp. (National Sports Museum)[2]	6.125		02/15/2019	22
5,075,000	NY MTA Service Contract, Series A1	5.125		01/01/2029	5,164,117
2,800,000	NY MTA, Series 2008C1	6.500		11/15/2028	3,342,220
41,560,000	NY MTA, Series A4	5.000		11/15/2030	42,684,720
14,550,000	NY MTA, Series A1	5.000		11/15/2030	14,937,903
20,000	NY MTA, Series A1	5.000		11/15/2032	20,828
4,250,000	NY MTA, Series A1	5.000		11/15/2041	4,478,353
15,400,000	NY MTA, Series A1	5.125		11/15/2031	15,827,196
6,800,000	NY MTA, Series A1	5.250		11/15/2038	7,351,956
18,280,000	NY MTA, Series A1	5.750		11/15/2032	18,968,790
25,000	NY MTA, Series B1	5.000		01/01/2031	25,398
16,745,000	NY MTA, Series B-2[1]	5.000		11/15/2033	18,220,402
10,000,000	NY MTA, Series D1	5.000		11/15/2036	10,537,300
33,190,000	NY MTA, Series D1	5.250		11/15/2040	35,659,004
6,000,000	NY MTA, Series F1	5.000		11/15/2031	6,162,120
29,720,000	NY Seneca Nation Indians Capital Improvements[1]	5.000		12/01/2023	25,000,464
6,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2025	6,219,120
6,470,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2037	6,995,041
5,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.250		11/15/2030	5,280,500
30,000	NY Triborough Bridge & Tunnel Authority, Series B1	5.125		11/15/2029	30,896
13,950,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2026	13,056,642
250,510,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2034	193,641,725
322,515,000	NY TSASC, Inc. (TFABs)[1]	5.125		06/01/2042	230,214,432
5,000,000	NYC Capital Resources Corp. (Albee Retail Devel.)[1]	7.250		11/01/2042	5,000,350
15,000	NYC GO1	5.000		06/01/2020	16,658
25,000	NYC GO1	5.000		03/01/2025	26,098
10,920,000	NYC GO4	5.000		08/01/2030	11,869,385
12,455,000	NYC GO4	5.000		12/01/2033	12,917,581
10,000,000	NYC GO1	5.000		10/01/2034	10,905,900
28 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
New York Continued
$12,765,000	NYC GO4	5.000%		03/01/2035	$13,246,201
5,400,000	NYC GO4	5.000		08/01/2035	5,628,712
3,800,000	NYC GO1	5.000		08/01/2035	4,133,108
8,405,000	NYC GO1	5.000		05/15/2036	8,983,936
20,000,000	NYC GO4	5.250		03/01/2021	24,069,000
5,000	NYC GO	5.250		08/01/2021	5,017
3,110,000	NYC GO1	5.250		06/01/2027	3,175,932
22,420,000	NYC GO1	5.250		06/01/2027	22,807,866
5,000	NYC GO1	5.375		12/01/2026	5,016
5,000	NYC GO1	5.375		03/01/2027	5,300
140,000	NYC GO1	5.375		06/01/2032	143,041
37,805,000	NYC GO1	5.375		06/01/2032	38,478,685
40,000	NYC GO1	5.500		08/01/2022	40,148
5,000	NYC GO1	5.500		12/01/2031	5,017
5,000	NYC GO1	5.950		08/01/2014	5,023
40,000	NYC GO	6.154	[3]	10/01/2012	39,884
2,000,000	NYC GO1	6.250		12/15/2031	2,388,120
15,000	NYC GO1	7.250		08/15/2024	15,078
5,000	NYC GO1	7.750		08/15/2028	5,038
1,475,000	NYC GO ROLs[6]	15.424	[7]	05/15/2031	1,987,710
5,395,000	NYC GO ROLs[6]	15.433	[7]	05/15/2036	6,881,430
875,000	NYC GO ROLs[6]	15.436	[7]	05/15/2033	1,139,285
32,829	NYC HDC (Beekman)[1]	6.500		10/15/2017	32,930
223,545	NYC HDC (Bridgeview III)	6.500		12/15/2017	224,602
671,122	NYC HDC (Cadman Towers)	6.500		11/15/2018	674,297
43,048	NYC HDC (Essex Terrace)	6.500		07/15/2018	43,198
780,000	NYC HDC (Multifamily Hsg.)[1]	5.000		11/01/2030	781,069
3,500,000	NYC HDC (Multifamily Hsg.)[4]	5.000		11/01/2037	3,523,382
60,000	NYC HDC (Multifamily Hsg.)[1]	5.050		11/01/2023	60,384
4,685,000	NYC HDC (Multifamily Hsg.)[4]	5.050		11/01/2039	4,714,671
2,435,000	NYC HDC (Multifamily Hsg.)[4]	5.100		11/01/2027	2,496,139
3,000,000	NYC HDC (Multifamily Hsg.)[4]	5.125		11/01/2032	3,055,410
5,100,000	NYC HDC (Multifamily Hsg.)[1]	5.150		11/01/2037	5,179,203
1,675,000	NYC HDC (Multifamily Hsg.)[1]	5.200		11/01/2035	1,681,868
8,035,000	NYC HDC (Multifamily Hsg.)[4]	5.200		11/01/2040	8,175,539
14,110,000	NYC HDC (Multifamily Hsg.)[4]	5.250		11/01/2030	14,388,551
7,205,000	NYC HDC (Multifamily Hsg.)[1]	5.250		11/01/2045	7,313,219
5,140,000	NYC HDC (Multifamily Hsg.)[1]	5.350		11/01/2037	5,270,248
1,215,000	NYC HDC (Multifamily Hsg.)[1]	5.350		05/01/2041	1,207,248
3,735,000	NYC HDC (Multifamily Hsg.)[1]	5.450		11/01/2040	3,843,054
2,670,000	NYC HDC (Multifamily Hsg.)[1]	5.450		11/01/2046	2,661,109
29 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
New York Continued
$3,090,000	NYC HDC (Multifamily Hsg.)[4]	5.500%	11/01/2034	$3,256,904
2,840,000	NYC HDC (Multifamily Hsg.)[4]	5.550	11/01/2039	3,004,379
10,910,000	NYC HDC (Multifamily Hsg.)[4]	5.700	11/01/2046	11,543,469
8,000,000	NYC HDC (Multifamily Hsg.), Series A	5.500	11/01/2034	8,100,880
200,000	NYC HDC (Multifamily Hsg.), Series A4	5.600	11/01/2042	200,579
30,845,000	NYC HDC (Multifamily Hsg.), Series B4	5.350	05/01/2049	31,480,685
11,250,000	NYC HDC (Multifamily Hsg.), Series C4	5.050	11/01/2036	11,331,661
8,365,000	NYC HDC (Multifamily Hsg.), Series C4	5.125	05/01/2040	8,453,471
1,000,000	NYC HDC (Multifamily Hsg.), Series E1	5.200	11/01/2033	1,003,430
2,155,000	NYC HDC (Multifamily Hsg.), Series F1	5.200	11/01/2032	2,162,456
13,180,000	NYC HDC (Multifamily Hsg.), Series G-1[4]	4.875	11/01/2039	13,275,671
1,345,000	NYC HDC (Multifamily Hsg.), Series H-2[1]	5.200	11/01/2038	1,358,410
3,400,000	NYC HDC (Multifamily Hsg.), Series H-2[1]	5.250	05/01/2046	3,428,492
15,510,000	NYC HDC (Multifamily Hsg.), Series I-2[4]	5.200	11/01/2038	15,622,584
775,886	NYC HDC (Ruppert)[1]	6.500	11/15/2018	817,698
192,662	NYC HDC (St. Martin Tower)	6.500	11/15/2018	193,573
2,750,000	NYC HDC, Series C4	5.000	11/01/2026	2,801,364
870,000	NYC IDA (A Very Special Place)[1]	5.750	01/01/2029	749,705
43,345,000	NYC IDA (AIRIS JFK I/JFK International Airport)[1]	5.500	07/01/2028	38,017,466
19,915,000	NYC IDA (AIRIS JFK I/JFK International Airport)[1]	6.000	07/01/2027	18,981,186
125,000	NYC IDA (Allied Metal)[1]	6.375	12/01/2014	122,864
940,000	NYC IDA (Allied Metal)[1]	7.125	12/01/2027	903,349
2,685,000	NYC IDA (Amboy Properties)[1]	6.750	06/01/2020	2,430,462
2,905,000	NYC IDA (American Airlines)[2]	5.400	07/01/2019	610,951
32,580,000	NYC IDA (American Airlines)[2]	5.400	07/01/2020	6,852,551
40,810,000	NYC IDA (American Airlines)[2]	6.900	08/01/2024	8,581,527
540,000	NYC IDA (American Airlines)	7.500	08/01/2016	478,148
18,200,000	NYC IDA (American Airlines)	7.625	08/01/2025	16,092,258
59,350,000	NYC IDA (American Airlines)	7.750	08/01/2031	52,510,506
39,860,000	NYC IDA (American Airlines)	8.000	08/01/2028	35,254,177
338,060,000	NYC IDA (American Airlines)	8.500	08/01/2028	298,932,901
3,530,000	NYC IDA (American National Red Cross)[1]	5.000	02/01/2036	3,372,844
3,455,000	NYC IDA (Atlantic Paste & Glue Company)[1]	6.625	11/01/2019	3,440,040
810,000	NYC IDA (Atlantic Veal & Lamb)[1]	8.375	12/01/2016	801,212
1,685,000	NYC IDA (Baco Enterprises)[1]	8.500	11/01/2021	1,691,235
1,125,000	NYC IDA (Bark Frameworks)[1]	6.750	11/01/2019	1,075,849
5,500,000	NYC IDA (Beth Abraham Health Services)[1]	6.500	02/15/2022	5,179,680
1,035,000	NYC IDA (Beth Abraham Health Services)[1]	6.500	11/15/2027	982,743
4,220,000	NYC IDA (Beth Abraham Health Services)[1]	6.500	11/15/2034	3,841,424
24,450,000	NYC IDA (British Airways)[1]	7.625	12/01/2032	24,283,496
97,130,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.650	10/01/2028	79,426,115
30 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
New York Continued
$153,620,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.750%	10/01/2036	$118,504,004
22,255,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	6.200	10/01/2022	21,133,125
16,205,000	NYC IDA (Calhoun School)[1]	6.625	12/01/2034	16,666,843
4,145,000	NYC IDA (Calhoun School)[1]	6.625	12/01/2034	4,294,510
2,895,000	NYC IDA (Center for Elimination of Family Violence)[1]	7.375	11/01/2036	2,906,030
15,100,000	NYC IDA (Center for Nursing/Rehabilitation)[1]	5.375	08/01/2027	13,116,162
3,400,000	NYC IDA (Center for Nursing/Rehabilitation)[1]	5.375	08/01/2027	2,953,308
29,135,000	NYC IDA (Chapin School)[1]	5.000	11/01/2038	27,020,090
1,490,000	NYC IDA (Comprehensive Care Management)[1]	6.000	05/01/2026	1,453,480
3,145,000	NYC IDA (Comprehensive Care Management)[1]	6.125	11/01/2035	2,963,219
1,445,000	NYC IDA (Comprehensive Care Management)[1]	6.375	11/01/2028	1,437,920
3,645,000	NYC IDA (Comprehensive Care Management)[1]	6.375	11/01/2028	3,627,358
1,055,000	NYC IDA (Comprehensive Care Management)	7.875	12/01/2016	1,055,095
1,150,000	NYC IDA (Cool Wind Ventilation)[1]	5.450	11/01/2017	1,042,590
1,035,000	NYC IDA (Cool Wind Ventilation)[1]	5.450	11/01/2017	938,331
5,685,000	NYC IDA (Cool Wind Ventilation)[1]	6.075	11/01/2027	4,821,107
475,000	NYC IDA (Eger Harbor House)[1]	5.875	05/20/2044	503,453
5,500,000	NYC IDA (Family Support Systems)[2]	7.500	11/01/2034	3,406,095
1,385,000	NYC IDA (Good Shepherd Services)[1]	5.875	06/01/2014	1,386,676
2,970,000	NYC IDA (Gourmet Boutique)[1]	5.750	05/01/2021	2,291,682
7,290,000	NYC IDA (Guttmacher Institute)[1]	5.750	12/01/2036	7,177,661
1,985,000	NYC IDA (Herbert G. Birch Childhood Project)[1]	8.375	02/01/2022	1,988,791
800,000	NYC IDA (Independent Living Assoc.)[1]	6.200	07/01/2020	773,336
5,000,000	NYC IDA (Liberty-7 World Trade Center)	6.500	03/01/2035	4,999,950
12,000,000	NYC IDA (Liberty-7 World Trade Center)[1]	6.750	03/01/2015	12,021,120
2,170,000	NYC IDA (Little Red Schoolhouse)[1]	6.750	11/01/2018	2,173,884
3,745,000	NYC IDA (Manhattan Community Access Corp.)[1]	6.000	12/01/2036	3,462,889
1,895,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	6.375	11/01/2038	1,711,242
9,175,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	6.375	11/01/2038	8,285,300
680,000	NYC IDA (Marymount School of New York)[1]	5.125	09/01/2021	694,620
4,010,000	NYC IDA (Marymount School of New York)[1]	5.250	09/01/2031	4,059,844
17,075,000	NYC IDA (MediSys Health Network)[1]	6.250	03/15/2024	14,771,583
8,405,000	NYC IDA (Metro Biofuels)[1]	6.000	11/01/2028	7,021,117
2,540,000	NYC IDA (Metropolitan College of New York)[1]	5.750	03/01/2020	2,603,221
25,000	NYC IDA (NYU)[1]	5.000	07/01/2041	25,067
40,000,000	NYC IDA (NYU)[4]	5.250	07/01/2048	43,017,108
2,935,000	NYC IDA (Petrocelli Electric)[1]	8.000	11/01/2017	2,906,648
805,000	NYC IDA (Petrocelli Electric)[1]	8.000	11/01/2018	786,050
1,750,000	NYC IDA (PSCH)[1]	6.375	07/01/2033	1,594,530
6,800,000	NYC IDA (Reece School)[1]	7.500	12/01/2037	6,839,984
31 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
New York Continued
$1,000,000	NYC IDA (Roundabout Theatre)[1]	5.000%	10/01/2023	$782,660
3,465,000	NYC IDA (Sahadi Fine Foods)[1]	6.750	11/01/2019	3,342,062
200,000	NYC IDA (Samaritan Aids Services)[1]	5.000	11/01/2024	200,344
875,000	NYC IDA (SFTU/YAI/CRV Obligated Group)[1]	5.000	07/01/2026	717,588
4,380,000	NYC IDA (Showman Fabricators)[1]	7.500	11/01/2028	3,457,178
2,900,000	NYC IDA (South Bronx Overall Economic Devel.)[1]	8.625	12/01/2025	2,815,378
1,625,000	NYC IDA (Special Needs Facilities Pooled Program)[1]	4.750	07/01/2020	1,475,191
995,000	NYC IDA (Special Needs Facilities Pooled Program)[1]	5.250	07/01/2022	875,311
2,200,000	NYC IDA (Special Needs Facilities Pooled Program)[1]	6.650	07/01/2023	2,201,298
520,000	NYC IDA (Special Needs Facilities Pooled Program)[1]	7.875	08/01/2025	519,932
5,760,000	NYC IDA (Stallion)[1]	5.500	11/01/2036	3,956,429
955,000	NYC IDA (Stallion)[1]	6.000	11/01/2027	764,038
10,000	NYC IDA (Staten Island University Hospital)[1]	6.375	07/01/2031	10,288
290,000	NYC IDA (Streamline Plastics)[1]	7.750	12/01/2015	290,000
1,275,000	NYC IDA (Streamline Plastics)[1]	8.125	12/01/2025	1,257,354
6,808,500	NYC IDA (Studio School)[2]	7.000	11/01/2038	4,428,861
605,000	NYC IDA (Surprise Plastics)[2]	7.500	11/01/2013	564,465
2,480,000	NYC IDA (Surprise Plastics)[2]	8.500	11/01/2023	1,919,346
1,500,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	01/01/2021	1,598,730
380,000	NYC IDA (The Bank Street College)[1]	5.250	12/01/2021	387,763
1,000,000	NYC IDA (The Bank Street College)[1]	5.250	12/01/2030	1,003,030
8,800,000	NYC IDA (The Child School)[1]	7.550	06/01/2033	8,863,360
3,735,000	NYC IDA (Therapy & Learning Center)[1]	8.250	09/01/2031	3,785,086
8,730,000	NYC IDA (Tides Two Rivers Foundation)[1]	5.650	12/01/2039	6,607,388
32,040,000	NYC IDA (Unicef)[1]	5.300	11/01/2038	29,825,075
3,640,000	NYC IDA (Urban Resource Institute)[1]	7.375	11/01/2033	3,445,697
1,100,000	NYC IDA (Utleys)[1]	7.375	11/01/2023	1,077,461
3,800,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2021	3,656,056
3,235,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2028	2,913,053
1,330,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2028	1,197,638
900,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2031	796,158
1,800,000	NYC IDA (Vaughn College Aeronautics)[1]	5.250	12/01/2036	1,598,886
10,200,000	NYC IDA (Visy Paper)[1]	7.800	01/01/2016	10,210,200
70,500,000	NYC IDA (Visy Paper)[1]	7.950	01/01/2028	70,502,820
1,930,000	NYC IDA (Vocational Instruction)[2]	7.750	02/01/2033	1,064,434
1,555,000	NYC IDA (W & W Jewelers)[1]	8.250	02/01/2021	1,565,869
5,930,000	NYC IDA (Weizmann Institute)[1]	5.900	11/01/2034	5,583,451
2,900,000	NYC IDA (Weizmann Institute)[1]	5.900	11/01/2034	2,730,524
6,160,000	NYC IDA (Westchester Square Medical Center)	8.375	11/01/2015	4,299,064
1,245,000	NYC IDA (World Casing Corp.)[1]	6.700	11/01/2019	1,187,058
36,110,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2046	36,129,861
32 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
New York Continued
$16,500,000	NYC IDA (Yankee Stadium)[1]	7.000%	03/01/2049	$19,051,725
24,270,000	NYC IDA (Yeled Yalda Early Childhood)[1]	5.725	11/01/2037	21,587,922
10,755,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2029	12,173,907
8,950,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2031	9,908,187
10,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2032	11,042,000
4,820,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2034	5,019,837
9,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2035	9,373,140
300,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2035	320,811
10,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	10,414,600
6,500,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	6,886,035
19,740,000	NYC Municipal Water Finance Authority[4]	5.000	06/15/2039	21,072,055
10,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2043	10,752,400
100,000	NYC Municipal Water Finance Authority[1]	5.125	06/15/2034	101,694
31,750,000	NYC Municipal Water Finance Authority[1]	5.500	06/15/2043	35,699,700
2,650,000	NYC Municipal Water Finance Authority[1]	5.750	06/15/2040	3,027,307
3,090,000	NYC Transitional Finance Authority[1]	5.000	11/01/2039	3,335,840
3,000,000	NYC Transitional Finance Authority[1]	5.125	01/15/2034	3,221,460
7,685,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2033	8,324,392
7,910,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2040	8,502,934
15,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.250	07/15/2037	16,481,100
20,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.250	11/01/2027	23,062,200
4,000,000	NYS DA (Buena Vida Nursing Home)[1]	5.250	07/01/2028	4,063,800
2,250,000	NYS DA (CHSLI/GSHMC/MMC/SCHRC Obligated Group)[1]	5.000	07/01/2027	2,281,388
1,075,000	NYS DA (D’Youville College)[1]	5.250	07/01/2025	1,086,427
15,000	NYS DA (Dept. of Mental Hygiene)[1]	5.250	08/15/2031	15,017
20,000	NYS DA (Ellis Hospital)[1]	5.600	08/01/2025	20,033
5,300,000	NYS DA (Interagency Council Pooled Loan Program)[1]	7.000	07/01/2031	5,425,398
5,825,000	NYS DA (Interagency Council)[1]	7.000	07/01/2035	5,827,272
3,255,000	NYS DA (L.I. University)[1]	5.125	09/01/2023	3,257,148
1,335,000	NYS DA (L.I. University)[1]	5.250	09/01/2028	1,335,334
3,260,000	NYS DA (Manhattan College)[1]	5.300	07/01/2037	3,263,064
18,230,000	NYS DA (Memorial Sloan-Kettering)[4]	5.000	07/01/2035	19,000,450
10,390,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2030	10,851,836
11,820,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2035	12,239,019
4,125,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[1]	6.375	07/01/2029	4,140,015
1,000,000	NYS DA (New School University)[1]	5.750	07/01/2050	1,093,790
2,800,000	NYS DA (North Shore L.I. Jewish Obligated Group)[1]	5.000	05/01/2041	2,865,912
11,500,000	NYS DA (North Shore L.I. Jewish Obligated Group)[1]	5.250	05/01/2034	12,173,325
22,725,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2036	22,709,093
2,000,000	NYS DA (NYU Hospitals Center)[1]	5.625	07/01/2037	2,057,060
33 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
New York Continued
$2,925,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000%		11/01/2026	$2,473,965
6,035,000	NYS DA (Providence Rest)[1]	5.000		07/01/2035	4,343,450
2,700,000	NYS DA (Providence Rest)[1]	5.125		07/01/2030	2,104,434
3,100,000	NYS DA (Providence Rest)[1]	5.250		07/01/2025	2,602,357
6,260,000	NYS DA (Rochester General Hospital)[1]	5.000		12/01/2025	6,240,469
17,660,000	NYS DA (Rochester General Hospital)[1]	5.000		12/01/2035	16,370,643
1,750,000	NYS DA (School District Bond Financing Program), Series C1	7.250		10/01/2028	2,125,655
2,645,000	NYS DA (School District Bond Financing Program), Series C1	7.375		10/01/2033	3,174,529
1,525,000	NYS DA (School District Bond Financing Program), Series C1	7.500		04/01/2039	1,828,506
350,000	NYS DA (School District Financing)[1]	5.750		10/01/2018	361,932
50,000	NYS DA (School Districts Financing Program), Series B1	6.000		10/01/2022	51,800
25,000	NYS DA (School Districts Financing Program), Series B1	6.000		10/01/2029	25,780
1,075,000	NYS DA (SFH/GSHMC/MMC/SCHRC Obligated Group)[1]	5.100		07/01/2034	1,085,417
5,770,000	NYS DA (Smithtown Special Library District)[1]	6.000		07/01/2028	6,529,044
35,000	NYS DA (St. Barnabas Hospital)[1]	5.450		08/01/2035	35,033
1,055,000	NYS DA (St. Catherine of Siena Medical Center)[1]	6.000		07/01/2030	1,058,049
3,500,000	NYS DA (St. Joseph’s College)[1]	5.250		07/01/2035	3,687,565
50,000,000	NYS DA (St. Mary’s Hospital for Children)[1]	7.875		11/15/2041	49,616,000
1,575,000	NYS DA (St. Thomas Aquinas College)[1]	5.250		07/01/2028	1,575,205
15,915,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		03/15/2034	17,575,094
3,000,000	NYS DA (State University of New York)[1]	5.000		07/01/2035	3,246,330
3,000,000	NYS DA (State University of New York)[1]	5.000		07/01/2040	3,188,850
5,240,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250		02/15/2035	5,828,766
4,395,000	NYS DA (The New School)[1]	5.000		07/01/2031	4,694,783
11,695,000	NYS DA (Vassar College)[4]	5.000		07/01/2046	12,270,149
2,360,000	NYS DA (Yeshiva University)[1]	5.000		11/01/2031	2,503,866
10,000,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000		06/15/2028	10,174,900
5,000,000	NYS EFC (Clean Water & Drinking Revolving Funds)	5.125		06/15/2038	5,479,400
430,000	NYS EFC (NYC Municipal Water Finance Authority)[1]	5.000		06/15/2034	460,147
2,365,000	NYS EFC (NYS Water Services)[1]	6.000		01/15/2031	2,391,086
65,000	NYS EFC (United Waterworks)[1]	5.150		03/01/2034	65,001
25,000	NYS ERDA (Brooklyn Union Gas Company)[1]	4.700		02/01/2024	26,162
15,000	NYS ERDA (Brooklyn Union Gas Company)[1]	5.500		01/01/2021	15,053
7,000,000	NYS ERDA (Brooklyn Union Gas Company) RIBS	11.210	[7]	04/01/2020	7,057,820
16,300,000	NYS ERDA (Brooklyn Union Gas Company) RIBS	13.371	[7]	07/01/2026	16,370,416
350,000	NYS ERDA (LILCO)[1]	5.300		10/01/2024	350,669
100,000	NYS ERDA (LILCO)[1]	5.300		08/01/2025	100,153
75,000	NYS ERDA (LILCO)[1]	5.300		08/01/2025	75,056
610,000	NYS ERDA (NYS Electric & Gas Corp.)[1]	5.350		12/01/2028	612,013
34 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
New York Continued
$170,000	NYS ERDA (Rochester Gas & Electric)[1]	5.375%	05/15/2032	$171,166
2,000,000	NYS HFA (Affordable Hsg.)[1]	5.000	11/01/2042	2,045,020
2,365,000	NYS HFA (Affordable Hsg.)[1]	5.250	11/01/2038	2,397,188
10,220,000	NYS HFA (Affordable Hsg.)[4]	5.450	11/01/2045	10,435,751
150,000	NYS HFA (Affordable Hsg.)[1]	6.750	11/01/2038	164,756
1,865,000	NYS HFA (Children’s Rescue)[1]	7.625	05/01/2018	1,867,052
950,000	NYS HFA (Friendship)[1]	5.100	08/15/2041	956,973
1,305,000	NYS HFA (Golden Age Apartments)[1]	5.000	02/15/2037	1,314,344
3,765,000	NYS HFA (Multifamily Hsg.)[1]	4.850	02/15/2038	3,762,590
2,080,000	NYS HFA (Multifamily Hsg.)[1]	5.375	02/15/2035	2,081,082
2,075,000	NYS HFA (Multifamily Hsg.)[1]	5.500	08/15/2030	2,076,121
1,020,000	NYS HFA (Multifamily Hsg.)[1]	5.650	08/15/2030	1,020,632
3,200,000	NYS HFA (Multifamily Hsg.)[1]	5.650	08/15/2030	3,201,984
1,000,000	NYS HFA (Multifamily Hsg.)[1]	5.650	08/15/2031	1,000,640
1,710,000	NYS HFA (Multifamily Hsg.)[1]	5.650	02/15/2034	1,711,026
2,120,000	NYS HFA (Multifamily Hsg.)[1]	5.700	08/15/2033	2,121,378
650,000	NYS HFA (Multifamily Hsg.)[1]	6.250	02/15/2031	650,611
1,255,000	NYS HFA (Multifamily Hsg.)[1]	6.400	11/15/2027	1,256,682
3,800,000	NYS HFA (Multifamily Hsg.)[1]	6.750	11/15/2036	4,025,188
395,000	NYS HFA (Nonprofit Hsg.)	8.400	11/01/2012	397,015
425,000	NYS HFA (Nonprofit Hsg.)	8.400	11/01/2013	427,044
510,000	NYS HFA (Nonprofit Hsg.)	8.400	11/01/2014	512,428
540,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2015	542,473
580,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2016	582,523
640,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2017	642,701
685,000	NYS HFA (Nonprofit Hsg.)[1]	8.400	11/01/2018	687,713
615,000	NYS LGSC (SCSB)	7.375	12/15/2016	618,229
980,000	NYS LGSC (SCSB)	7.750	12/15/2021	1,007,754
5,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.000	11/15/2031	5,276,900
150,000	NYS Medcare (Hospital & Nursing Home)	7.400	11/01/2016	150,749
75,000	NYS Medcare (Hospital & Nursing Home)	9.375	11/01/2016	75,550
5,000	NYS Medcare (M.G. Nursing Home)[1]	6.200	02/15/2015	5,020
5,000,000	NYS Power Authority[1]	5.000	11/15/2038	5,483,500
5,540,000	NYS Thruway Authority[1]	5.000	04/01/2031	6,129,401
20,000	NYS UDC (Subordinated Lien)[1]	5.500	07/01/2016	20,080
830,000	Oneida County, NY IDA (Civic Facilities-Mohawk Valley)[1]	5.000	09/15/2035	695,324
450,000	Oneida County, NY IDA (Mohawk Valley Handicapped Services)[1]	5.300	03/15/2019	433,269
840,000	Oneida County, NY IDA (Mohawk Valley Handicapped Services)[1]	5.350	03/15/2029	704,348
4,345,000	Onondaga County, NY IDA (Air Cargo)[1]	6.125	01/01/2032	3,709,153
2,000,000	Onondaga County, NY IDA (Air Cargo)[1]	7.250	01/01/2032	1,874,160
35 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
New York Continued
$1,185,000	Onondaga County, NY IDA (Free Library)[1]	5.125%		03/01/2030	$1,239,700
1,115,000	Onondaga County, NY IDA (Free Library)[1]	5.125		03/01/2037	1,140,355
500,000	Onondaga County, NY IDA Sewage Waste Facilities (Anheuser-Busch Companies)[1]	6.250		12/01/2034	500,690
42,834,598	Onondaga County, NY Res Rec[1]	0.000	[8]	05/01/2022	34,125,468
30,165,000	Onondaga County, NY Res Rec[1]	5.000		05/01/2015	28,823,864
2,000,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.375		07/01/2040	2,070,340
3,465,000	Onondaga, NY Civic Devel Corp. (Upstate Properties)[1]	5.250		12/01/2041	3,607,585
2,500,000	Orange County, NY IDA (Arden Hill Life Care Center)[1]	7.000		08/01/2021	2,266,300
2,325,000	Orange County, NY IDA (Arden Hill Life Care Center)[1]	7.000		08/01/2031	1,942,863
2,090,000	Orange County, NY IDA (Arden Hill Life Care Center)[1]	7.000		08/01/2031	1,746,488
1,800,000	Orange County, NY IDA (Glen Arden)[1]	5.625		01/01/2018	1,548,396
5,590,000	Orange County, NY IDA (Glen Arden)[1]	5.700		01/01/2028	4,056,328
1,715,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[1]	5.375		12/01/2021	1,732,099
6,330,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[1]	5.375		12/01/2026	6,340,951
2,235,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[1]	5.375		12/01/2026	2,238,867
11,300,000	Peekskill, NY IDA (Drum Hill)[1]	6.375		10/01/2028	10,440,748
35,475,000	Port Authority NY/NJ (Continental Airlines)	9.125		12/01/2015	35,847,488
16,435,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2022	16,434,178
31,900,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2025	31,897,767
50,330,000	Port Authority NY/NJ (KIAC)[1]	6.750		10/01/2019	46,977,519
270,000	Port Authority NY/NJ, 126th Series[1]	5.125		11/15/2030	274,007
50,000	Port Authority NY/NJ, 127th Series[1]	5.200		12/15/2027	50,880
33,025,000	Port Authority NY/NJ, 136th Series[4]	5.125		05/01/2034	34,089,710
19,175,000	Port Authority NY/NJ, 136th Series[4]	5.375		11/01/2028	20,123,380
22,855,000	Port Authority NY/NJ, 136th Series[4]	5.500		11/01/2029	24,005,315
26,000,000	Port Authority NY/NJ, 138th Series[4]	4.750		12/01/2034	26,687,180
27,255,000	Port Authority NY/NJ, 141st Series[4]	4.500		09/01/2029	27,626,417
47,910,000	Port Authority NY/NJ, 143rd Series[4]	5.000		10/01/2030	49,602,660
17,500,000	Port Authority NY/NJ, 144th Series[1]	5.000		10/01/2035	19,056,625
12,840,000	Port Authority NY/NJ, 146th Series[4]	4.500		12/01/2034	12,942,718
10,000	Port Authority NY/NJ, 146th Series[1]	4.500		12/01/2034	10,081
26,100,000	Port Authority NY/NJ, 146th Series[4]	4.750		12/01/2027	27,291,569
10,000	Port Authority NY/NJ, 146th Series[1]	4.750		12/01/2027	10,461
13,005,000	Port Authority NY/NJ, 147th Series[4]	4.750		10/15/2028	13,587,824
17,790,000	Port Authority NY/NJ, 147th Series[4]	5.000		10/15/2027	18,833,027
20,000,000	Port Authority NY/NJ, 147th Series[4]	5.000		10/15/2032	20,792,770
82,000,000	Port Authority NY/NJ, 151st Series[4]	5.750		03/15/2035	90,265,976
15,000,000	Port Authority NY/NJ, 151st Series[4]	6.000		09/15/2028	17,129,250
36 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
New York Continued
$101,940,000	Port Authority NY/NJ, 152nd Series[4]	5.250%		11/01/2035	$108,329,599
13,715,000	Port Authority NY/NJ, 152nd Series[4]	5.250		05/01/2038	14,449,308
22,500,000	Port Authority NY/NJ, 152nd Series[4]	5.750		11/01/2030	25,282,800
15,300,000	Port Authority NY/NJ, 161st Series[4]	5.000		10/15/2031	16,825,104
20,250,000	Port Authority NY/NJ, 163rd Series[4]	5.000		07/15/2039	21,908,273
21,515,000	Port Authority NY/NJ, 166th Series[4]	5.000		01/15/2041	23,328,831
15,000,000	Port Authority NY/NJ, 166th Series[4]	5.250		07/15/2036	16,742,100
50,660,000	Port Authority NY/NJ, 37th Series[4]	5.250		07/15/2034	52,714,263
2,755,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[1]	6.000		08/01/2032	2,758,196
1,500,000	Rensselaer County, NY IDA (Franciscan Heights)[1]	5.375		12/01/2036	1,523,790
6,385,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.625		06/01/2035	5,380,767
7,300,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.750		06/01/2043	6,121,999
4,820,000	Rensselaer, NY City School District COP[1]	5.000		06/01/2036	4,802,937
1,250,000	Riverhead, NY IDA (Michael Reilly Design)[1]	8.875		08/01/2021	1,269,100
1,195,000	Rockland County, NY IDA (Crystal Run Village/Rockland County Assoc. for the Learning Disabled Obligated Group)[1]	4.900		07/01/2021	1,036,674
9,225,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625		08/15/2035	7,768,742
10,095,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.750		08/15/2043	8,462,739
30,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.875	[3]	08/15/2045	1,080,000
486,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	7.668	[3]	08/15/2060	2,284,200
20,000	Sanford Town, NY GO1	5.250		04/15/2015	21,857
20,000	Sanford Town, NY GO1	5.250		04/15/2016	22,235
25,000	Sanford Town, NY GO1	5.250		04/15/2017	27,664
25,000	Sanford Town, NY GO1	5.250		04/15/2018	27,496
25,000	Sanford Town, NY GO1	5.250		04/15/2019	27,243
25,000	Sanford Town, NY GO1	5.250		04/15/2020	27,047
30,000	Sanford Town, NY GO1	5.250		04/15/2021	32,253
30,000	Sanford Town, NY GO1	5.250		04/15/2022	32,036
30,000	Sanford Town, NY GO1	5.250		04/15/2023	31,821
30,000	Sanford Town, NY GO1	5.250		04/15/2024	31,651
35,000	Sanford Town, NY GO1	5.250		04/15/2025	36,700
35,000	Sanford Town, NY GO1	5.250		04/15/2026	36,602
40,000	Sanford Town, NY GO1	5.250		04/15/2027	41,639
40,000	Sanford Town, NY GO1	5.250		04/15/2028	41,496
40,000	Sanford Town, NY GO1	5.250		04/15/2029	41,353
45,000	Sanford Town, NY GO1	5.250		04/15/2030	46,469
37 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
New York Continued
$45,000	Sanford Town, NY GO1	5.250%	04/15/2031	$46,398
50,000	Sanford Town, NY GO1	5.250	04/15/2032	51,534
50,000	Sanford Town, NY GO1	5.250	04/15/2033	51,495
55,000	Sanford Town, NY GO1	5.250	04/15/2034	56,558
60,000	Sanford Town, NY GO1	5.250	04/15/2035	61,534
60,000	Sanford Town, NY GO1	5.250	04/15/2036	61,417
2,650,000	Seneca County, NY IDA (New York Chiropractic College)[1]	5.000	10/01/2027	2,696,163
22,885,000	SONYMA, Series 106[4]	5.250	04/01/2034	22,896,453
30,225,000	SONYMA, Series 109[4]	4.950	10/01/2034	30,326,012
9,510,000	SONYMA, Series 133[4]	5.050	10/01/2026	9,638,016
22,990,000	SONYMA, Series 137[4]	4.700	10/01/2031	22,992,300
19,155,000	SONYMA, Series 140[4]	4.750	10/01/2037	18,342,495
10,875,000	SONYMA, Series 143[4]	4.900	10/01/2037	10,891,662
5,045,000	SONYMA, Series 145[4]	5.125	10/01/2037	5,114,254
1,955,000	SONYMA, Series 148[4]	5.150	10/01/2027	2,006,539
6,370,000	SONYMA, Series 148[4]	5.200	10/01/2032	6,510,824
820,000	SONYMA, Series 69[1]	5.500	10/01/2028	820,467
25,500,000	SONYMA, Series 71[4]	5.400	04/01/2029	25,517,636
765,000	SONYMA, Series 71[1]	5.400	04/01/2029	765,528
30,000	SONYMA, Series 71[1]	5.400	04/01/2029	30,014
270,000	SONYMA, Series 73[1]	5.300	10/01/2028	270,116
19,435,000	SONYMA, Series 73-A4	5.300	10/01/2028	19,443,366
3,470,000	SONYMA, Series 77[1]	5.150	04/01/2029	3,471,284
9,075,000	SONYMA, Series 79[4]	5.300	04/01/2029	9,078,551
295,000	SONYMA, Series 82[1]	5.650	04/01/2030	295,198
4,700,000	St. Lawrence County, NY IDA (Clarkson University)[1]	5.375	09/01/2041	5,086,340
520,000	St. Lawrence County, NY IDA (Clarkson University)[1]	6.000	09/01/2034	587,319
4,360,000	St. Lawrence County, NY IDA (Curran Renewable Energy)[1]	7.250	12/01/2029	3,543,198
2,115,000	St. Lawrence County, NY IDA (Edwards John Noble Hospital)[1]	5.250	10/01/2020	2,218,424
5,440,000	St. Lawrence County, NY IDA (Edwards John Noble Hospital)[1]	6.250	10/01/2040	5,484,880
11,850,000	Suffolk County, NY Economic Devel. Corp. (Catholic Health Services)[1]	5.000	07/01/2028	12,345,923
4,270,000	Suffolk County, NY Economic Devel. Corp., Series A1	7.375	12/01/2040	4,339,985
720,000	Suffolk County, NY IDA (ACLD)[1]	6.000	12/01/2019	690,811
335,000	Suffolk County, NY IDA (ALIA-ACDS)[1]	7.125	06/01/2017	339,057
1,880,000	Suffolk County, NY IDA (ALIA-ACLD)[1]	5.950	10/01/2021	1,762,914
135,000	Suffolk County, NY IDA (ALIA-ACLD)[1]	6.375	06/01/2014	135,073
460,000	Suffolk County, NY IDA (ALIA-ACLD)[1]	6.500	03/01/2018	455,299
38 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon	Maturity	Value
New York Continued
$340,000	Suffolk County, NY IDA (ALIA-ACLD)[1]	7.500%	09/01/2015	$343,658
115,000	Suffolk County, NY IDA (ALIA-ADD)[1]	6.950	12/01/2014	115,830
305,000	Suffolk County, NY IDA (ALIA-ADD)[1]	7.125	06/01/2017	308,694
175,000	Suffolk County, NY IDA (ALIA-ADD)[1]	7.500	09/01/2015	176,883
845,000	Suffolk County, NY IDA (ALIA-Adelante)[1]	6.500	11/01/2037	755,261
1,140,000	Suffolk County, NY IDA (ALIA-Civic Facility)[1]	5.950	11/01/2022	1,058,878
2,500,000	Suffolk County, NY IDA (ALIA-DDI)[1]	5.950	10/01/2021	2,344,300
485,000	Suffolk County, NY IDA (ALIA-DDI)[1]	6.375	06/01/2014	485,262
100,000	Suffolk County, NY IDA (ALIA-DDI)[1]	7.500	09/01/2015	101,076
730,000	Suffolk County, NY IDA (ALIA-FREE)[1]	5.950	10/01/2021	684,536
300,000	Suffolk County, NY IDA (ALIA-FREE)[1]	6.375	06/01/2014	300,162
700,000	Suffolk County, NY IDA (ALIA-FREE)[1]	6.950	12/01/2014	705,054
2,230,000	Suffolk County, NY IDA (ALIA-FREE)[1]	7.125	06/01/2017	2,257,005
520,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	5.950	10/01/2021	487,614
700,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	5.950	11/01/2022	650,188
365,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	6.000	10/01/2031	318,433
240,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	6.375	06/01/2014	240,130
240,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	6.950	12/01/2014	241,733
710,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	7.125	06/01/2017	718,598
1,945,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	7.250	12/01/2033	1,934,750
85,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	7.500	09/01/2015	85,915
80,000	Suffolk County, NY IDA (ALIA-LIHIA)[1]	7.500	09/01/2015	80,939
240,000	Suffolk County, NY IDA (ALIA-MCH)[1]	6.375	06/01/2014	240,130
600,000	Suffolk County, NY IDA (ALIA-MCH)[1]	6.950	12/01/2014	604,332
865,000	Suffolk County, NY IDA (ALIA-MCH)[1]	7.125	06/01/2017	875,475
725,000	Suffolk County, NY IDA (ALIA-NYS ARC)[1]	5.950	11/01/2022	673,409
385,000	Suffolk County, NY IDA (ALIA-NYS ARC)[1]	7.500	09/01/2015	389,143
200,000	Suffolk County, NY IDA (ALIA-Pederson-Krag Center)[1]	8.375	06/01/2016	203,618
290,000	Suffolk County, NY IDA (ALIA-SMCFS)[1]	7.500	09/01/2015	293,120
295,000	Suffolk County, NY IDA (ALIA-Suffolk Hostels)[1]	7.500	09/01/2015	298,174
1,745,000	Suffolk County, NY IDA (ALIA-UCPAGS)[1]	5.950	10/01/2021	1,636,321
100,000	Suffolk County, NY IDA (ALIA-UCPAGS)[1]	6.375	06/01/2014	100,054
420,000	Suffolk County, NY IDA (ALIA-UCPAGS)[1]	6.950	12/01/2014	423,032
460,000	Suffolk County, NY IDA (ALIA-UCPAGS)[1]	7.000	06/01/2016	463,832
210,000	Suffolk County, NY IDA (ALIA-UCPAGS)[1]	7.500	09/01/2015	212,260
3,530,000	Suffolk County, NY IDA (ALIA-UVBH)[1]	6.500	11/01/2037	3,155,114
700,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	5.950	11/01/2022	650,188
145,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	6.950	12/01/2014	146,047
540,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	7.125	06/01/2017	546,539
240,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	7.500	09/01/2015	242,582
510,000	Suffolk County, NY IDA (Catholic Charities)[1]	6.000	10/01/2020	485,867
39 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
New York Continued
$130,000	Suffolk County, NY IDA (DDI)[1]	6.000%	12/01/2019	$124,730
440,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	419,179
455,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	433,469
4,620,000	Suffolk County, NY IDA (DDI)[1]	7.250	03/01/2024	4,730,741
7,555,000	Suffolk County, NY IDA (DDI)[1]	8.750	03/01/2023	7,576,532
5,000,000	Suffolk County, NY IDA (Dowling College)[1]	5.000	06/01/2036	3,771,300
2,435,000	Suffolk County, NY IDA (Dowling College)[1]	6.700	12/01/2020	2,434,708
2,900,000	Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)[1]	5.375	01/01/2027	2,476,194
3,745,000	Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)[1]	5.500	01/01/2037	2,975,328
1,195,000	Suffolk County, NY IDA (Family Residences)[1]	6.000	12/01/2019	1,146,555
1,345,000	Suffolk County, NY IDA (Family Services League)[1]	5.000	11/01/2027	1,385,565
930,000	Suffolk County, NY IDA (Family Services League)[1]	5.000	11/01/2034	941,579
2,145,000	Suffolk County, NY IDA (Federation of Organizations)[1]	8.125	04/01/2030	2,176,918
2,530,000	Suffolk County, NY IDA (Gurwin Jewish-Phase II)[1]	6.700	05/01/2039	2,545,914
2,815,000	Suffolk County, NY IDA (Huntington First Aid Squad)[1]	6.650	11/01/2017	2,815,845
190,000	Suffolk County, NY IDA (Independent Group Home Living)[1]	6.000	12/01/2019	182,297
860,000	Suffolk County, NY IDA (Independent Group Home Living)[1]	6.000	10/01/2020	819,305
3,275,000	Suffolk County, NY IDA (Innovative Realty I)[1]	6.000	11/01/2037	2,407,125
8,600,000	Suffolk County, NY IDA (Jefferson’s Ferry)[1]	5.000	11/01/2028	8,393,858
4,065,000	Suffolk County, NY IDA (L.I. Network Community Services)[1]	7.550	02/01/2034	4,159,471
7,785,000	Suffolk County, NY IDA (Medford Hamlet Assisted Living)[1]	6.375	01/01/2039	6,777,154
1,865,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)[1]	6.750	11/01/2036	1,826,376
635,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)[1]	6.750	11/01/2036	621,849
2,190,000	Suffolk County, NY IDA (New Interdisciplinary School)[1]	6.750	12/01/2019	2,197,074
2,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.000	03/01/2026	2,041,840
2,320,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[1]	5.300	01/01/2013	2,319,884
26,425,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[1]	5.500	01/01/2023	25,738,743
4,800,000	Suffolk County, NY IDA (Pederson-Krager Center)[1]	7.200	02/01/2035	4,336,368
2,490,000	Suffolk County, NY IDA (Pederson-Krager Center)[1]	8.125	04/01/2030	2,491,320
930,000	Suffolk County, NY IDA (Special Needs Facilities Pooled Program)[1]	5.250	07/01/2022	818,130
40 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
New York Continued
$2,540,000	Suffolk County, NY IDA (St. Vincent De Paul in the Diocese of Rockville Center)[1]	8.000%		04/01/2030	$2,551,811
425,000	Suffolk County, NY IDA (Suffolk Hotels)[1]	6.000		10/01/2020	404,889
1,390,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)[1]	6.000		12/01/2019	1,333,649
3,230,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)[1]	7.875		09/01/2041	3,255,775
645,000	Suffolk County, NY IDA (WORCA)[1]	6.000		10/01/2020	614,479
119,295,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	0.000	[8]	06/01/2044	99,486,065
12,110,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.375		06/01/2028	10,201,222
29,915,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	6.000		06/01/2048	23,774,348
287,265,000	Suffolk, NY Tobacco Asset Securitization Corp.	8.000	[3]	06/01/2048	7,293,658
3,005,000	Sullivan County, NY Community College COP	5.750		08/15/2025	2,509,506
440,000	Sullivan County, NY IDA (Center for Discovery)[1]	7.250		02/01/2012	440,255
9,965,000	Sullivan County, NY IDA (Center for Discovery)[1]	7.750		02/01/2027	10,004,661
6,650,000	Syracuse, NY Hsg. Authority (Loretto Sedgwick Heights Corp.)[1]	8.500		11/01/2031	5,808,110
2,365,000	Syracuse, NY Hsg. Authority (Pavilion on James)[1]	7.500		11/01/2042	1,924,566
189,885,000	Syracuse, NY IDA (Carousel Center)[1]	5.000		01/01/2036	162,589,031
1,000,000	Syracuse, NY IDA (Crouse Irving Health Hospital)[1]	5.375		01/01/2023	948,260
7,540,000	Syracuse, NY IDA (James Square)	7.197	[3]	08/01/2025	3,124,274
725,000	Syracuse, NY IDA (Jewish Home of Central New York)[1]	7.375		03/01/2021	674,953
2,050,000	Syracuse, NY IDA (Jewish Home of Central New York)[1]	7.375		03/01/2031	1,777,986
75,000	Taconic Hills, NY (Central School District at Craryville)[1]	5.000		06/15/2026	75,578
40,000	Tompkins, NY Health Care Corp. (Reconstruction Home)[1]	10.800		02/01/2028	41,838
2,000,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.000		09/01/2030	2,089,260
1,460,000	Ulster County, NY IDA (Brooklyn Bottling)[1]	8.600		06/30/2022	1,461,664
185,000	Ulster County, NY Res Rec[1]	5.000		03/01/2020	198,148
3,180,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.000		06/01/2040	2,742,909
2,065,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.250		06/01/2025	1,996,896
3,005,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.450		06/01/2040	2,631,238
3,550,000	Utica, NY IDA (Utica College Civic Facility)[1]	6.850		12/01/2031	3,618,941
1,800,000	Wayne County, NY IDA (ARC)[1]	8.375		03/01/2018	1,799,874
20,000	Westchester County, NY GO1	5.375		12/15/2014	20,396
10,645,000	Westchester County, NY Healthcare Corp., Series A1,5	5.000		11/01/2030	10,797,117
1,700,000	Westchester County, NY Healthcare Corp., Series B1	5.125		11/01/2041	1,710,319
3,340,000	Westchester County, NY IDA (Children’s Village)[1]	6.000		06/01/2022	3,462,344
1,215,000	Westchester County, NY IDA (Clearview School)[1]	7.250		01/01/2035	1,203,737
2,755,000	Westchester County, NY IDA (Field Home)[1]	6.000		08/15/2017	2,675,987
3,335,000	Westchester County, NY IDA (Field Home)[1]	6.500		08/15/2022	3,237,451
1,300,000	Westchester County, NY IDA (Guiding Eyes for the Blind)[1]	5.375		08/01/2024	1,346,605
41 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
New York Continued
$1,185,000	Westchester County, NY IDA (JDAM)[1]	6.750%	04/01/2016	$1,189,361
3,325,000	Westchester County, NY IDA (Lawrence Hospital)[1]	5.000	01/01/2028	3,283,537
540,000	Westchester County, NY IDA (Lawrence Hospital)[1]	5.125	01/01/2018	540,745
1,385,000	Westchester County, NY IDA (Rippowam-Cisqua School)[1]	5.750	06/01/2029	1,385,360
1,000,000	Westchester County, NY IDA (Schnurmacher Center)[1]	6.500	11/01/2013	1,030,400
1,710,000	Westchester County, NY IDA (Schnurmacher Center)[1]	6.500	11/01/2033	1,663,197
160,000	Westchester County, NY IDA (Westchester Airport Assoc.)[1]	5.950	08/01/2024	160,235
2,660,000	Westchester County, NY IDA (Winward School)[1]	5.250	10/01/2031	2,660,027
4,475,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2026	4,226,369
59,900,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125	06/01/2038	44,012,124
52,815,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125	06/01/2045	37,393,548
850,000	Yonkers, NY EDC (Charter School of Educational Excellence)[1]	6.250	10/15/2040	840,939
3,500,000	Yonkers, NY IDA (Hudson Scenic Studio)[1]	6.625	11/01/2019	3,353,770
1,490,000	Yonkers, NY IDA (Philipsburgh Hall Associates)	7.500	11/01/2030	1,188,096
2,200,000	Yonkers, NY IDA (St. Joseph’s Hospital)[1]	6.150	03/01/2015	2,189,902
885,000	Yonkers, NY IDA (St. Joseph’s Hospital)[1]	8.500	12/30/2013	886,628
3,600,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-A1	6.150	03/01/2015	3,583,476
900,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-B1	6.150	03/01/2015	895,869
800,000	Yonkers, NY Parking Authority[1]	6.000	06/15/2018	799,968
1,215,000	Yonkers, NY Parking Authority[1]	6.000	06/15/2024	1,114,094

				5,814,230,768

U.S. Possessions—34.4%
825,000	Guam Education Financing Foundation COP[1]	5.000	10/01/2023	800,679
505,000	Guam GO1	5.250	11/15/2037	441,825
6,000,000	Guam GO1	6.750	11/15/2029	6,249,960
10,000,000	Guam GO1	7.000	11/15/2039	10,412,600
2,400,000	Guam Government Business Privilege[1]	5.000	01/01/2031	2,542,416
5,400,000	Guam Government Business Privilege[1]	5.250	01/01/2036	5,738,958
300,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750	09/01/2031	339,498
290,000	Guam Power Authority, Series A1	5.250	10/01/2023	286,076
20,000,000	Guam Power Authority, Series A1	5.250	10/01/2034	18,725,800
5,200,000	Guam Power Authority, Series A1	5.500	10/01/2030	5,173,064
7,700,000	Guam Power Authority, Series A1	5.500	10/01/2040	7,550,004
1,960,000	Northern Mariana Islands Commonwealth, Series A1	5.000	10/01/2022	1,642,892
33,725,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2030	26,075,496
42 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$8,400,000	Northern Mariana Islands Ports Authority, Series A	6.250%		03/15/2028	$5,948,292
16,280,000	Northern Mariana Islands Ports Authority, Series A1	6.600		03/15/2028	14,704,910
49,000,000	Puerto Rico Aqueduct & Sewer Authority[4]	5.125		07/01/2047	50,362,200
74,335,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	78,397,408
99,165,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	104,360,254
5,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	5,261,950
55,650,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125		07/01/2024	62,998,583
56,685,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	48,312,626
168,500,000	Puerto Rico Children’s Trust Fund (TASC)	6.627	[3]	05/15/2050	9,543,840
745,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.165	[3]	05/15/2055	20,018,150
3,519,880,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[3]	05/15/2057	49,665,507
3,179,200,000	Puerto Rico Children’s Trust Fund (TASC)	8.375	[3]	05/15/2057	37,705,312
20,000	Puerto Rico Commonwealth GO1	5.000		07/01/2026	20,011
2,000,000	Puerto Rico Commonwealth GO1	5.000		07/01/2033	2,001,000
3,000,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	3,000,390
2,200,000	Puerto Rico Commonwealth GO1	5.250		07/01/2026	2,276,472
2,920,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	2,970,866
14,500,000	Puerto Rico Commonwealth GO1	5.250		07/01/2031	14,766,655
10,230,000	Puerto Rico Commonwealth GO1	5.250		07/01/2034	10,364,013
43,385,000	Puerto Rico Commonwealth GO1	5.250		07/01/2037	43,890,869
5,000,000	Puerto Rico Commonwealth GO1	5.375		07/01/2033	5,112,750
7,850,000	Puerto Rico Commonwealth GO1	5.500		07/01/2029	8,578,794
76,300,000	Puerto Rico Commonwealth GO1	5.500		07/01/2032	78,544,746
30,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	31,673,700
2,420,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	2,555,012
2,700,000	Puerto Rico Commonwealth GO1	6.000		07/01/2035	2,918,160
1,000,000	Puerto Rico Commonwealth GO1	6.000		07/01/2040	1,076,870
6,000,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	6,638,280
5,675,000	Puerto Rico Commonwealth GO1	6.500		07/01/2040	6,397,371
33,580,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2028	35,501,112
10,105,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2029	10,646,527
3,550,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2037	3,576,306
60,000,000	Puerto Rico Electric Power Authority, Series UU1	0.769	[9]	07/01/2029	38,931,000
170,000	Puerto Rico Electric Power Authority, Series WW1	5.500		07/01/2038	176,436
35,000	Puerto Rico HFC[1]	5.100		12/01/2018	35,243
9,515,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	9,567,618
4,845,000	Puerto Rico Highway & Transportation Authority[1]	5.250		07/01/2030	5,101,204
3,100,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	3,166,991
4,000,000	Puerto Rico Highway & Transportation Authority[1]	5.500		07/01/2029	4,371,360
270,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2020	282,272
43 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$105,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000%		07/01/2033	$112,238
11,480,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000		07/01/2033	11,485,740
80,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000		07/01/2042	85,514
28,790,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000		07/01/2042	28,633,670
1,120,000	Puerto Rico Highway & Transportation Authority, Series H1	5.450		07/01/2035	1,154,955
6,500,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2027	6,580,080
1,145,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2030	1,151,756
2,600,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2023	2,808,806
915,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2030	963,385
6,795,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2041	7,050,220
10,000	Puerto Rico Highway & Transportation Authority, Series M1	5.000		07/01/2046	12,151
92,110,000	Puerto Rico Highway & Transportation Authority, Series M1	5.000		07/01/2046	91,286,537
3,190,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2032	3,306,116
57,435,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2039	59,437,184
25,255,000	Puerto Rico Infrastructure[1]	5.000		07/01/2031	25,330,512
675,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	671,625
20,490,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	20,387,550
158,985,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	157,170,981
124,890,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	122,553,308
1,295,000	Puerto Rico Infrastructure[1]	5.500		07/01/2026	1,388,227
15,000,000	Puerto Rico Infrastructure[1]	5.500		07/01/2027	16,096,350
16,955,000	Puerto Rico Infrastructure	5.650	[3]	07/01/2029	5,892,032
65,725,000	Puerto Rico Infrastructure	5.730	[3]	07/01/2045	6,818,312
25,000,000	Puerto Rico Infrastructure	5.800	[3]	07/01/2032	6,742,250
6,285,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	5,538,908
1,465,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		12/01/2021	1,476,471
5,750,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	5,492,975
6,315,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.500		12/01/2031	6,056,653
23,000,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	23,000,460
5,000,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.250		07/01/2026	5,367,800
44 | ROCHESTER FUND MUNICIPALS

Principal
Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$1,565,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.600%		05/01/2014	$1,565,344
5,250,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700		05/01/2024	5,024,723
7,000,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)[1]	5.750		06/01/2029	4,997,440
500,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250		09/01/2021	500,460
8,000,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250		09/01/2031	8,000,400
5,200,000	Puerto Rico ITEMECF (University Plaza)[1]	5.000		07/01/2033	5,096,000
4,990,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2025	5,098,383
4,975,000	Puerto Rico Port Authority (American Airlines), Series A2	6.250		06/01/2026	1,046,292
6,395,000	Puerto Rico Port Authority (American Airlines), Series A2	6.300		06/01/2023	1,344,932
90,355,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2036	90,386,624
7,500,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2037	7,505,325
18,585,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2029	18,751,707
121,570,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	122,489,069
120,000	Puerto Rico Public Buildings Authority[1]	5.375		07/01/2033	120,265
1,215,000	Puerto Rico Public Buildings Authority[1]	5.875		07/01/2039	1,256,650
15,440,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2041	16,614,675
1,500,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2021	1,730,640
7,500,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	8,767,650
8,000,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	9,001,120
7,500,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	8,500,650
20,000,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	20,538,600
296,445,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.250		08/01/2057	308,033,035
643,700,000	Puerto Rico Sales Tax Financing Corp., Series A	5.401	[3]	08/01/2054	45,168,429
221,800,000	Puerto Rico Sales Tax Financing Corp., Series A	5.939	[3]	08/01/2056	13,574,160
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	[3]	08/01/2042	4,705,800
5,775,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	6,652,280
80,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.504	[3]	08/01/2043	11,796,800
35,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[8]	08/01/2032	33,060,650
2,500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.250		08/01/2041	2,618,600
4,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.375		08/01/2036	4,239,520
95,245,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.750		08/01/2057	103,773,628
1,450,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2039	1,606,151
4,525,000	University of Puerto Rico[1]	5.000		06/01/2026	4,586,540
5,280,000	University of Puerto Rico, Series P1	5.000		06/01/2030	5,289,134
24,375,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	24,417,169
67,190,000	University of Puerto Rico, Series Q1	5.000		06/01/2036	65,114,501
9,230,000	University of V.I., Series A1	5.375		06/01/2034	10,467,558
3,650,000	V.I. Government Refinery Facilities (Hovensa Coker)[1]	6.500		07/01/2021	3,527,324
10,000	V.I. HFA, Series A1	6.450		03/01/2016	10,021
19,233,000	V.I. Public Finance Authority (Hovensa Coker)[1]	6.500		07/01/2021	18,709,670
45 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$11,700,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875%		07/01/2022	$10,736,505
8,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	7,488,240
750,000	V.I. Public Finance Authority, Series A1	5.250		10/01/2024	769,080
11,100,000	V.I. Tobacco Settlement Financing Corp.	7.300	[3]	05/15/2035	1,381,839
					2,557,516,677
Total Investments, at Value (Cost $9,099,967,086)—112.5%					8,371,747,445
Liabilities in Excess of Other Assets—(12.5)					(930,583,592)

Net Assets—100.0%					$7,441,163,853

Footnotes to Statement of Investments

*	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of the accompanying Notes.

2.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

5.	When-issued security or delayed delivery to be delivered and settled after December 30, 2011. See Note 1 of the accompanying Notes.

6.	Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement. See Note 1 of the accompanying Notes.

7.	Represents the current interest rate for an inverse floating rate security. See Note 1 of the accompanying Notes.

8.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

9.	Represents the current interest rate for a variable or increasing rate security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
46 | ROCHESTER FUND MUNICIPALS

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$5,814,023,728	$207,040	$5,814,230,768
U.S. Possessions	—	2,557,516,677	—	2,557,516,677

Total Assets	$—	$8,371,540,405	$207,040	$8,371,747,445

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
ACLD	Adults and Children with Learning and Developmental Disabilities
ADD	Aid to the Developmentally Disabled
ALIA	Alliance of Long Island Agencies
ARC	Assoc. of Retarded Citizens
CCRC	Continuing Care Retirement Community
CFGA	Child and Family Guidance Assoc.
CHSLI	Catholic Health Services of Long Island
CNGCS	Central Nassau Guidance and Counseling Services
COP	Certificates of Participation
CRV	Crystal Run Village
CSMR	Community Services for the Mentally Retarded
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
DRIVERs	Derivative Inverse Tax Exempt Receipts
EDC	Economic Devel. Corp.
EFC	Environmental Facilities Corp.
ERDA	Energy Research and Devel. Authority
FREE	Family Residences and Essential Enterprises
GJSR	Gurwin Jewish Senior Residences
GO	General Obligation
GSHMC	Good Samaritan Hospital Medical Center
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HH	Harmony Heights, Inc.
HHS	Harmony Heights School
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JCC	Jewish Community Center
JDAM	Julia Dyckman Andrus Memorial
JFK	John Fitzgerald Kennedy
L.I.	Long Island
LGSC	Local Government Services Corp.
LIHIA	Long Island Head Injury Assoc.
LILCO	Long Island Lighting Corp.
LVH	Little Village House
MCH	Maryhaven Center of Hope
MMC	Mercy Medical Center
MTA	Metropolitan Transportation Authority
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PSCH	Professional Service Centers for the Handicapped, Inc.
RIBS	Residual Interest Bonds
ROLs	Residual Option Longs
Res Rec	Resource Recovery Facility
SCHRC	St. Charles Hospital and Rehabilitation Center
SCSB	Schuyler Community Services Board
SFH	St. Francis Hospital
SFTU	Services for the Underserved
SMCFS	St. Mary’s Children and Family Services
SONYMA	State of New York Mortgage Agency
SUNY	State University of New York
47 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
To simplify the listings of securities, abbreviations are used per the table below Continued

TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
UBF	University of Buffalo Foundation
UCPAGS	United Cerebral Palsy Assoc. of Greater Suffolk
UDC	Urban Devel. Corp.
UVBH	United Veteran’s Beacon House
V.I.	United States Virgin Islands
WORCA	Working Organization for Retarded
Children and Adults
YAI	Young Adult Institute
YMCA	Young Men’s Christian Assoc.
See accompanying Notes to Financial Statements.
48 | ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Investments, at value (cost $9,099,967,086)—see accompanying statement of investments	$8,371,747,445
Cash	1,474,047
Receivables and other assets:
Interest	131,163,612
Investments sold	21,107,790
Shares of beneficial interest sold	6,508,779
Other	610,636

Total assets	8,532,612,309

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	1,004,515,000
Payable on borrowings (See Note 5)	55,200,000
Investments purchased (including $11,525,009 purchased on a when-issued or delayed delivery basis)	19,267,974
Shares of beneficial interest redeemed	8,882,925
Trustees’ compensation	1,799,605
Distribution and service plan fees	990,513
Transfer and shareholder servicing agent fees	247,822
Shareholder communications	162,234
Interest expense on borrowings	10,970
Dividends	290
Other	371,123

Total liabilities	1,091,448,456

Net Assets	$7,441,163,853

Composition of Net Assets
Paid-in capital	$9,007,490,076
Accumulated net investment income	74,005,661

Accumulated net realized loss on investments	(912,112,243)

Net unrealized depreciation on investments	(728,219,641)

Net Assets	$7,441,163,853

49 | ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $6,114,779,487 and 382,583,094 shares of beneficial interest outstanding)	$15.98
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$16.78
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $133,164,278 and 8,341,047 shares of beneficial interest outstanding)	$15.96
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,068,713,284 and 66,986,133 shares of beneficial interest outstanding)	$15.95
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $124,506,804 and 7,790,047 shares of beneficial interest outstanding)	$15.98

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
50 | ROCHESTER FUND MUNICIPALS

STATEMENT OF OPERATIONS For the Year Ended December 30, 20111

Investment Income
Interest	$546,372,423

Other income	3,682

Total investment income	546,376,105
Expenses
Management fees	33,390,157

Distribution and service plan fees:
Class A	8,757,958
Class B	1,461,905
Class C	10,392,435

Transfer and shareholder servicing agent fees:
Class A	2,033,060
Class B	191,236
Class C	569,913
Class Y	56,148

Shareholder communications:
Class A	227,253
Class B	20,188
Class C	55,791
Class Y	4,820

Interest expense and fees on short-term floating rate notes issued (See Note 1)	11,105,125

Borrowing fees	4,553,954

Accounting service fees	2,172,633

Trustees’ compensation	171,675

Interest expense on borrowings	141,659

Custodian fees and expenses	77,224

Administration service fees	1,500

Other	446,713

Total expenses	75,831,347
Less waivers and reimbursements of expenses	(19,610)

Net expenses	75,811,737
Net Investment Income	470,564,368
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(109,625,221)

Net change in unrealized appreciation/depreciation on investments	405,876,063
Net Increase in Net Assets Resulting from Operations	$766,815,210

1.	December 30, 2011 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
51 | ROCHESTER FUND MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	2011[1]	2010

Operations
Net investment income	$470,564,368	$503,957,876

Net realized gain (loss)	(109,625,221)	107,406,478
Net change in unrealized appreciation/depreciation	405,876,063	(289,610,448)

Net increase in net assets resulting from operations	766,815,210	321,753,906

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(401,880,868)	(418,716,525)
Class B	(8,602,319)	(11,118,280)
Class C	(61,413,238)	(64,982,829)
Class Y	(7,453,011)	(6,054,918)

	(479,349,436)	(500,872,552)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	(416,883,434)	(470,847,309)
Class B	(52,614,675)	(62,951,925)
Class C	(91,659,670)	(103,907,672)
Class Y	18,161,642	39,395,133

	(542,996,137)	(598,311,773)

Net Assets
Total decrease	(255,530,363)	(777,430,419)

Beginning of period	7,696,694,216	8,474,124,635

End of period (including accumulated net investment income of $74,005,661 and $79,569,190, respectively)	$7,441,163,853	$7,696,694,216

1.	December 30, 2011 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
52 | ROCHESTER FUND MUNICIPALS

STATEMENT OF CASH FLOWS

For the Year Ended December 30, 2011[1]
Cash Flows from Operating Activities
Net increase in net assets from operations	$766,815,210

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(865,121,926)
Proceeds from disposition of investment securities	1,869,920,388
Short-term investment securities, net	124,672,129
Premium amortization	7,306,677
Discount accretion	(70,207,567)
Net realized loss on investments	109,625,221
Net change in unrealized appreciation/depreciation on investments	(405,876,063)
Change in assets:
Decrease in interest receivable	20,525,676
Increase in other assets	(247,014)
Increase in receivable for securities sold	(15,592,790)
Change in liabilities:
Decrease in other liabilities	(3,035,008)
Decrease in payable for securities purchased	(16,835,019)

Net cash provided by operating activities	1,521,949,914

Cash Flows from Financing Activities
Proceeds from bank borrowings	897,100,000
Payments on bank borrowings	(1,069,700,000)
Payments on short-term floating rate notes issued	(311,380,000)
Proceeds from shares sold	596,833,469
Payments on shares redeemed	(1,517,836,936)
Cash distributions paid	(121,825,584)

Net cash used in financing activities	(1,526,809,051)

Net decrease in cash	(4,859,137)

Cash, beginning balance	6,333,184

Cash, ending balance	$1,474,047

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $357,526,057.
Cash paid for interest on bank borrowings—$164,625.
Cash paid for interest on short-term floating rate notes issued—$11,105,125.

1.	December 30, 2011 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
53 | ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS

	Year Ended
	December 30,			Year Ended December 31,
Class A	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$15.33	$15.70	$11.54	$17.67	$18.82

Income (loss) from investment operations:
Net investment income[2]	1.02	.98	.98	.94	.88
Net realized and unrealized gain (loss)	.66	(.38)	4.09	(6.19)	(1.17)

Total from investment operations	1.68	.60	5.07	(5.25)	(.29)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(1.03)	(.97)	(.91)	(.88)	(.86)

Net asset value, end of period	$15.98	$15.33	$15.70	$11.54	$17.67

Total Return, at Net Asset Value[3]	11.50%	3.63%	45.07%	(30.84)%	(1.59)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$6,115	$6,295	$6,913	$5,158	$8,541

Average net assets (in millions)	$5,937	$7,013	$6,360	$7,688	$8,598

Ratios to average net assets:[4]
Net investment income	6.65%	6.01%	6.96%	5.96%	4.78%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.69%	0.67%	0.70%	0.70%	0.67%
Interest and fees from borrowings	0.06%	0.08%	0.45%	0.22%	0.05%
Interest and fees on short-term floating rate notes issued[5]	0.15%	0.18%	0.27%	0.68%	0.71%

Total expenses	0.90%	0.93%	1.42%	1.60%	1.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.93%	1.42%	1.60%	1.43%

Portfolio turnover rate	11%	7%	8%	23%	28%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
54 | ROCHESTER FUND MUNICIPALS

	Year Ended
	December 30,			Year Ended December 31,
Class B	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$15.31	$15.68	$11.53	$17.66	$18.80

Income (loss) from investment operations:
Net investment income[2]	.87	.82	.85	.80	.72
Net realized and unrealized gain (loss)	.67	(.37)	4.07	(6.19)	(1.16)

Total from investment operations	1.54	.45	4.92	(5.39)	(.44)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.89)	(.82)	(.77)	(.74)	(.70)

Net asset value, end of period	$15.96	$15.31	$15.68	$11.53	$17.66

Total Return, at Net Asset Value[3]	10.47%	2.67%	43.66%	(31.50)%	(2.41)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$133	$181	$246	$237	$591

Average net assets (in millions)	$146	$220	$248	$424	$745

Ratios to average net assets:[4]
Net investment income	5.72%	5.07%	6.05%	4.99%	3.88%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.65%	1.62%	1.67%	1.58%	1.57%
Interest and fees from borrowings	0.06%	0.08%	0.45%	0.22%	0.05%
Interest and fees on short-term floating rate notes issued[5]	0.15%	0.18%	0.27%	0.68%	0.71%

Total expenses	1.86%	1.88%	2.39%	2.48%	2.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.86%	1.88%	2.39%	2.48%	2.33%

Portfolio turnover rate	11%	7%	8%	23%	28%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
55 | ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

	Year Ended
	December 30,			Year Ended December 31,
Class C	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$15.30	$15.67	$11.52	$17.65	$18.79

Income (loss) from investment operations:
Net investment income[2]	.88	.83	.86	.80	.71
Net realized and unrealized gain (loss)	.67	(.37)	4.07	(6.19)	(1.15)

Total from investment operations	1.55	.46	4.93	(5.39)	(.44)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.90)	(.83)	(.78)	(.74)	(.70)

Net asset value, end of period	$15.95	$15.30	$15.67	$11.52	$17.65

Total Return, at Net Asset Value[3]	10.56%	2.75%	43.82%	(31.49)%	(2.39)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$1,069	$1,120	$1,250	$905	$1,514

Average net assets (in millions)	$1,039	$1,271	$1,131	$1,350	$1,492

Ratios to average net assets:[4]
Net investment income	5.77%	5.14%	6.09%	5.09%	3.90%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.57%	1.54%	1.57%	1.57%	1.54%
Interest and fees from borrowings	0.06%	0.08%	0.45%	0.22%	0.05%
Interest and fees on short-term floating rate notes issued[5]	0.15%	0.18%	0.27%	0.68%	0.71%

Total expenses	1.78%	1.80%	2.29%	2.47%	2.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.80%	2.29%	2.47%	2.30%

Portfolio turnover rate	11%	7%	8%	23%	28%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
56 | ROCHESTER FUND MUNICIPALS

	Year Ended
	December 30,			Year Ended December 31,
Class Y	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$15.33	$15.69	$11.54	$17.67	$18.82

Income (loss) from investment operations:
Net investment income[2]	1.04	.99	1.00	.96	.89
Net realized and unrealized gain (loss)	.66	(.36)	4.08	(6.19)	(1.15)

Total from investment operations	1.70	.63	5.08	(5.23)	(.26)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(1.05)	(.99)	(.93)	(.90)	(.89)

Net asset value, end of period	$15.98	$15.33	$15.69	$11.54	$17.67

Total Return, at Net Asset Value[3]	11.64%	3.84%	45.18%	(30.74)%	(1.44)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$124	$101	$65	$44	$56

Average net assets (in millions)	$109	$100	$57	$61	$44

Ratios to average net assets:[4]
Net investment income	6.76%	6.14%	7.09%	6.14%	4.91%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.56%	0.54%	0.55%	0.57%	0.51%
Interest and fees from borrowings	0.06%	0.08%	0.45%	0.22%	0.05%
Interest and fees on short-term floating rate notes issued[5]	0.15%	0.18%	0.27%	0.68%	0.71%

Total expenses	0.77%	0.80%	1.27%	1.47%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.80%	1.27%	1.47%	1.27%

Portfolio turnover rate	11%	7%	8%	23%	28%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
57 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies

Rochester Fund Municipals (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is to seek to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders’ capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
58 | ROCHESTER FUND MUNICIPALS

     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
59 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of December 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions
Purchased securities	$11,525,009
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. These securities entail leverage, and their interest rate varies inversely at a multiple of the change in short-term interest rates. As short term interest rates rise, inverse floating rate securities produce less current income. The value of such securities is also more volatile than comparable fixed rate securities.
     An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund purchases and subsequently transfers a fixed rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”)
60 | ROCHESTER FUND MUNICIPALS

periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.
     Because holders of the short term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are f irst used to pay the Trust’s administrative expenses and accrued interest to holders of the short term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying bond paid to the Fund is inversely related the rate of interest on the short term floating rate securities.
     Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short term floating rate securities. Through the exercise of either of these rights, the Fund can terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.
     The Fund’s investments in inverse floating rate securities involve certain risks. The value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate municipal bond having a similar credit quality and maturity, and should be
61 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

expected to be more volatile than a direct investment in the related underlying municipal bond because of the effect of leverage provided by the related short term floating rate securities. An inverse floating rate security can be expected to underperform fixed rate municipal bonds when the difference between long term and short term interest rates is decreasing (or is already small) or when long term interest rates are rising, but can be expected to outperform fixed rate municipal bonds when the difference between long term and short term interest rates is increasing (or is already large) or when long term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security generally receiving the proceeds of such sale only after the holders of the short term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.
     Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement may effectively make the Fund liable for the amount of the difference between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of December 30, 2011, the Fund’s maximum exposure under such agreements is estimated at $536,370,000.
62 | ROCHESTER FUND MUNICIPALS

     When the Fund creates an inverse floating rate security in a tender option bond transaction by purchasing and subsequently transferring an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short term floating rate securities is recorded as interest expense. At December 30, 2011, municipal bond holdings with a value of $1,742,112,379 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $1,004,515,000 in short-term floating rate securities issued and outstanding at that date.
At December 30, 2011, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$23,960,000	NY Austin Trust Various States Inverse Certificates	6.723%	11/1/38	$24,249,916
16,400,000	NY Austin Trust Various States Inverse Certificates	9.977	7/1/48	19,417,108
31,175,000	NY Liberty Devel. Corp. (One Bryant Park) ROLs[3]	9.091	1/15/46	34,635,113
7,500,000	NY Liberty Devel. Corp. ROLs[3]	8.311	1/15/44	7,786,650
8,770,000	NY MTA ROLs[3]	17.442	11/15/30	9,644,720
15,660,000	NY/NJ Port Authority Austin Trust Inverse Certificates	6.325	12/1/27	16,851,569
7,700,000	NY/NJ Port Authority Austin Trust Inverse Certificates	5.967	12/1/34	7,802,718
23,955,000	NY/NJ Port Authority Austin Trust Inverse Certificates	7.815	10/1/30	25,647,660
5,605,000	NYC GO DRIVERS	8.683	12/1/33	6,067,581
5,460,000	NYC GO DRIVERS	7.891	8/1/30	6,409,385
2,430,000	NYC GO DRIVERS	8.683	8/1/35	2,658,712
5,745,000	NYC GO DRIVERS	8.682	3/1/35	6,226,201
5,000,000	NYC GO ROLs	15.959	3/1/21	9,069,000
65,000	NYC HDC (Multifamily Hsg.) DRIVERS	0.400	11/1/42	65,579
920,000	NYC HDC (Multifamily Hsg.) DRIVERS	11.232	11/1/26	971,364
810,000	NYC HDC (Multifamily Hsg.) DRIVERS	11.552	11/1/27	871,139
1,000,000	NYC HDC (Multifamily Hsg.) DRIVERS	11.595	11/1/32	1,055,410
1,165,000	NYC HDC (Multifamily Hsg.) DRIVERS	11.285	11/1/37	1,188,382
1,560,000	NYC HDC (Multifamily Hsg.) DRIVERS	11.411	11/1/39	1,589,671
2,790,000	NYC HDC (Multifamily Hsg.) DRIVERS	11.589	5/1/40	2,878,471
775,000	NYC HDC (Multifamily Hsg.) DRIVERS[3]	16.724	11/1/34	941,904
63 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$710,000	NYC HDC (Multifamily Hsg.) DRIVERS[3]	16.949%	11/1/39	$874,379
2,730,000	NYC HDC (Multifamily Hsg.) DRIVERS[3]	17.454	11/1/46	3,363,469
2,680,000	NYC HDC (Multifamily Hsg.) DRIVERS	11.784	11/1/40	2,820,539
3,955,000	NYC HDC (Multifamily Hsg.) ROLs[3]	14.435	11/1/30	4,233,551
11,735,000	NYC Hsg. Devel. Corp. (Multifamily Hsg.) ROLs[3]	10.989	5/1/49	12,370,685
4,935,000	NYC Municipal Water Finance Authority ROLs	15.566	6/15/39	6,267,055
8,205,000	NYS DA (Memorial Sloan-Kettering) DRIVERS	8.682	7/1/35	8,975,450
5,265,000	NYS DA (Vassar College) DRIVERS	8.680	7/1/46	5,840,149
3,410,000	NYS HFA ROLs[3]	12.684	11/1/45	3,625,751
3,750,000	Port Authority NY/NJ ROLs[3]	18.592	9/15/28	5,879,250
4,895,000	Port Authority NY/NJ, 11588th Series ROLs	14.216	10/15/27	5,938,027
3,580,000	Port Authority NY/NJ, 11588th Series ROLs	13.419	10/15/28	4,162,824
5,500,000	Port Authority NY/NJ, 11588th Series ROLs	14.224	10/15/32	6,292,770
9,090,000	Port Authority NY/NJ, 11589th Series ROLs	10.527	9/1/29	9,461,417
11,880,000	Port Authority NY/NJ, 136th Series DRIVERS	7.003	11/1/28	12,828,380
11,430,000	Port Authority NY/NJ, 136th Series DRIVERS	8.697	11/1/29	12,580,315
11,015,000	Port Authority NY/NJ, 136th Series DRIVERS	11.629	5/1/34	12,079,710
13,000,000	Port Authority NY/NJ, 138th Series DRIVERS	7.397	12/1/34	13,687,180
24,005,000	Port Authority NY/NJ, 151st Series DRIVERS	13.286	3/15/35	31,262,672
4,570,000	Port Authority NY/NJ, 152nd Series DRIVERS	11.992	5/1/38	5,304,308
10,755,000	Port Authority NY/NJ, 166th Series	9.250	1/15/41	12,568,831
20,000,000	Port Authority NY/NJ, 3090th Series DRIVERS	8.273	11/1/35	22,507,200
7,500,000	Port Authority NY/NJ, 3114th Series DRIVERS	13.302	11/1/30	10,282,800
30,970,000	Port Authority NY/NJ, 3114th Series DRIVERS	8.273	11/1/35	34,852,399
3,335,000	Port Authority NY/NJ, 3115th Series DRIVERS	13.296	3/15/35	4,343,304
7,500,000	Port Authority NY/NJ, 3249th Series ROLs[3]	8.399	7/15/36	9,242,100
7,650,000	Port Authority NY/NJ, 3264th Series ROLs[3]	7.964	10/15/31	9,175,104
10,125,000	Port Authority NY/NJ, 3266th Series[3]	7.974	7/15/39	11,783,273
25,330,000	Port Authority NY/NJ, 37th Series DRIVERS	8.265	7/15/34	27,384,263
4,750,000	Puerto Rico Aqueduct & Sewer Authority ROLs[3]	11.448	7/1/47	5,278,200
15,000,000	Puerto Rico Aqueduct & Sewer Authority ROLs	8.092	7/1/47	15,834,000
98,815,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	12.059	8/1/57	110,403,035
23,815,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	17.898	8/1/57	32,343,628
18,135,000	SONYMA ROLs[3]	6.672	10/1/34	18,236,012
5,175,000	SONYMA ROLs[3]	12.550	4/1/29	5,185,712
3,035,000	SONYMA ROLs[3]	12.266	4/1/29	3,038,551
3,345,000	SONYMA ROLs[3]	12.518	4/1/29	3,351,924
7,635,000	SONYMA ROLs[3]	12.183	4/1/34	7,646,453
64 | ROCHESTER FUND MUNICIPALS

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$6,485,000	SONYMA ROLs[3]	12.292%	10/1/28	$6,493,366
3,175,000	SONYMA ROLs[3]	11.633	10/1/26	3,303,016
5,445,000	SONYMA ROLs[3]	7.749	10/1/37	5,461,662
11,500,000	SONYMA ROLs[3]	7.418	10/1/31	11,502,300
9,595,000	SONYMA ROLs[3]	7.495	10/1/37	8,782,495
1,685,000	SONYMA, Series 145 DRIVERS	11.594	10/1/37	1,754,254
650,000	SONYMA, Series 148 DRIVERS	11.708	10/1/27	701,539
2,125,000	SONYMA, Series 148 DRIVERS	11.802	10/1/32	2,265,824

				$737,597,379

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2.	Represents the current interest rate for the inverse floating rate security.

3.	Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.
The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.
     The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short term floating rate securities that are related to the inverse floating rate securities from time to time held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $1,004,515,000 or 11.77% of its total assets as of December 30, 2011.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 30, 2011 is as follows:

Cost	$100,012,484
Market Value	$30,522,468
Market Value as a % of Net Assets	0.41%
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
65 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation Based
on Cost of Securities
Undistributed	Undistributed	Accumulated	and Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$86,808,195	$—	$904,172,887	$736,158,994

1.	As of December 30, 2011, the Fund had $904,172,887 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$443,946,792
2017	324,022,087
No expiration	136,204,008

Total	$904,172,887

2.	During the fiscal year ended December 30, 2011, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended December 31, 2010, the Fund utilized $82,464,272 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during
66 | ROCHESTER FUND MUNICIPALS

the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Increase	Increase to
to Accumulated	Accumulated Net
Net Investment	Realized Loss
Income	on Investments

$3,221,539	$3,221,539
The tax character of distributions paid during the years ended December 30, 2011 and December 31, 2010 was as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010

Distributions paid from:
Exempt-interest dividends	$476,498,302	$493,554,501
Ordinary income	2,851,134	7,318,051

Total	$479,349,436	$500,872,552

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$8,083,435,953 [1]

Gross unrealized appreciation	$299,155,116
Gross unrealized depreciation	(1,035,314,110)

Net unrealized depreciation	$(736,158,994)

1.	The Federal tax cost of securities does not include cost of $1,024,470,486, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each
67 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies

Continued elected a distribution method with respect to their benefits under the Plan. During the year ended December 30, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$46,099
Payments Made to Retired Trustees	142,226
Accumulated Liability as of December 30, 2011	1,428,795
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
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Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	28,638,626	$437,735,230	38,467,717	$625,354,867
Dividends and/or distributions reinvested	19,306,291	296,024,631	16,612,352	269,611,844
Redeemed	(76,009,015)	(1,150,643,295)	(84,858,562)	(1,365,814,020)

Net decrease	(28,064,098)	$(416,883,434)	(29,778,493)	$(470,847,309)

Class B
Sold	683,288	$10,511,513	1,128,811	$18,352,363
Dividends and/or distributions reinvested	453,438	6,915,756	484,918	7,859,585
Redeemed	(4,618,946)	(70,041,944)	(5,512,809)	(89,163,873)

Net decrease	(3,482,220)	$(52,614,675)	(3,899,080)	$(62,951,925)

Class C
Sold	5,560,243	$85,176,896	8,509,316	$138,036,770
Dividends and/or distributions reinvested	3,187,594	48,714,420	2,960,215	47,982,936
Redeemed	(14,937,413)	(225,550,986)	(18,070,599)	(289,927,378)

Net decrease	(6,189,576)	$(91,659,670)	(6,601,068)	$(103,907,672)

Class Y
Sold	4,268,663	$63,809,230	3,832,057	$61,864,893
Dividends and/or distributions reinvested	382,076	5,871,250	275,265	4,468,978
Redeemed	(3,425,062)	(51,518,838)	(1,673,355)	(26,938,738)

Net increase	1,225,677	$18,161,642	2,433,967	$39,395,133

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NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 30, 2011, were as follows:

	Purchases	Sales
Investment securities	$865,121,926	$1,869,920,388
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.54%
Next $150 million	0.52
Next $1.75 billion	0.47
Next $3 billion	0.46
Next $3 billion	0.45
Next $6 billion	0.44
Over $14 billion	0.42
Accounting Service Fees. Accounting service fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of average daily net assets and $9,000 for each additional $30 million of average daily net assets. During the year ended December 30, 2011, the Fund paid $2,172,633 to the Manager for accounting services.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 30, 2011, the Fund paid $2,881,919 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund.
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The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 30, 2011 were as follows:

Class B	$32,737,137
Class C	34,331,320
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor
December 30, 2011	$784,327	$107,398	$302,758	$90,455
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the
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NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
“Pending Litigation” note which appears later in this report. During the year ended December 30, 2011, the Manager reimbursed the Fund $19,610 for legal costs and fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2653% as of December 30, 2011). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended December 30, 2011 equal 0.05% of the Fund’s average net assets on an annualized basis. The Fund has the right to
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prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of December 30, 2011, the Fund had borrowings outstanding at an interest rate of 0.2653%. Details of the borrowings for the year ended December 30, 2011 are as follows:

Average Daily Loan Balance	$57,669,315
Average Daily Interest Rate	0.219%
Fees Paid	$4,200,529
Interest Paid	$164,625
6. Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.
     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended December 30, 2011 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.
     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any
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NOTES TO FINANCIAL STATEMENTS Continued
6. Reverse Repurchase Agreements Continued
outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.
     Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments. The Fund executed no transactions under the Facility during the year ended December 30, 2011.
7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds—including the Fund—advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders and final judgments approving the settlements as fair, reasonable and adequate. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, the Fund and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to
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these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
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NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Rochester Fund Municipals:
We have audited the accompanying statement of assets and liabilities of Rochester Fund Municipals, including the statement of investments, as of December 30, 2011, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochester Fund Municipals as of December 30, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 21, 2012
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CREDIT ALLOCATION Unaudited
This table provides further information regarding the “Unrated” securities category shown in the “Credit Allocation-Credit Rating Breakdown” table located earlier in this report. The third column below titled “Unrated by a NRSRO; Internally Rated by the Manager” shows the credit allocation of Unrated securities as determined by the Fund’s investment adviser, OppenheimerFunds, Inc. (the “Manager”). These internally rated securities are not rated by any nationally recognized statistical rating organization (NRSRO), such as Standard & Poor’s.
     The Manager determines the credit allocation of these securities using its own credit analysis to assign ratings using a rating scale or categories similar to that used by S&P. The Manager is not required to, and does not attempt to, employ the same credit analysis process, procedures or methodologies used by S&P or any other NRSRO in assigning a credit rating to an Unrated security. There can be no assurance, nor is it intended, that the Manager’s credit analysis process is consistent or comparable with the credit analysis process that would be used by S&P or any other NRSRO if it were to rate the same security. Securities rated investment-grade or above by the Manager may or may not be the equivalent to an investment grade or above rating assigned by an NRSRO. More information about the Manager’s internal credit analysis process for Unrated (or internally-rated) securities and securities ratings is contained in the Fund’s Prospectus and Statement of Additional Information.
     The second column below titled “NRSRO-Rated” shows the ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For securities rated by an NRSRO other than S&P, the Manager converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used.
     The credit allocations below are as of December 30, 2011 and are subject to change. The percentages are based on total assets and the market value of the Fund’s securities as of December 30, 2011 and are subject to change; market value does not include cash. AAA, AA, A, and BBB are investment-grade ratings.

		Unrated by
		a NRSRO;
		Internally
		Rated by
	NRSRO-Rated	the Manager	Total
AAA	1.1%	0.1%	1.2%
AA	27.8	0.7	28.5
A	8.7	0.4	9.1
BBB	33.5	5.4	38.9
BB or lower	8.9	13.4	22.3

Total	80.0%	20.0%	100.0%

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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all taxable dividends and distributions paid to them by the Fund during calendar year 2011. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended December 30, 2011 are eligible for the corporate dividend-received deduction. 99.41% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes; 100% of the dividends are not subject to New York State and New York City income taxes. For the state income tax reporting purposes of non-New York State shareholders, the distribution breaks down as follows: New York State (71.9%), Northern Mariana Isles (0.6%), Puerto Rico (26.1%), Guam (0.6%), Virgin Islands (0.8%).
     During 2011, 29.0596% of this tax-exempt income was derived from “private activity bonds”. These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the Alternative Minimum Tax, the interest from these bonds is considered a preference item.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
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     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Charles Pulire, and Michael Camarella, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load New York municipal debt funds. The Board noted that the Fund’s one-year, and ten-year performance was better than its peer group median although its three-year and five-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load New York municipal debt funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees were higher than its peer group median and average. The Fund’s contractual management fees were equal to its peer group median and competitive with its peer group average. The Fund’s total expenses were lower than its peer group median and average.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965- 1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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Matthew P. Fink, Trustee (since 2009) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2009) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Age: 59	Board Member of Pulitzer center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately- held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Tynan, Trustee (since 2009) Age: 66	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970- 1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2009) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2009) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the- Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004- March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004- January 2005), President (January 2005-March 2006) and Chief Executive Officer
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William F. Glavin, Jr., Continued	(June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005- March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005- December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007- January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Age: 48	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager of the Manager (1999- 2001). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Age: 40	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Age: 39	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (June 2003- December 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Age: 35	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Manager (October 2006-June 2009). Research analyst of the Manager (June 2003-September 2006) and a credit analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Age: 35	Vice President of the Manager (since January 2011); Assistant Vice President of the Manager (since July 2009). Research analyst of the Manager (April 2006- December 2007) and a credit analyst of the Manager (June 2003-March 2006). Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
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TRUSTEES AND OFFICERS Unaudited / Continued

Richard Stein, Vice President (since 2007) Age: 54	Director of the Rochester Credit Analysis team (since March 2004) and a Vice President of the Manager (since November 1997); headed Rochester’s Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).
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ROCHESTER FUND MUNICIPALS
A Series of Rochester Portfolio Series

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2012 OppenheimerFunds, Inc. All rights reserved.
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PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
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Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
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Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $51,600 in fiscal 2011 and 2010.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,619 in fiscal 2011 and $2,895 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed $414,870 in fiscal 2011 and $342,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: agreed upon procedures, internal control reviews, surprise exams, attestation and compliance procedures.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $900 in fiscal 2011 and $7,000 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2)	100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $418,389 in fiscal 2011 and $352,795 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/30/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Rochester Fund Municipals

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 2/9/2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 2/9/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 2/9/2012